UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SPRINT CORPORATION

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Notice of Annual Meeting of Stockholders and Proxy Statement
To be held August 6, 2014

Notice of Annual Meeting and Proxy Statement

It is my pleasure to invite you to attend our 2014 Annual Meeting of Stockholders on Wednesday, August 6, 2014 at 1:00 p.m. Pacific. We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the 2014 Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SprintCorp14.

The purpose of the annual meeting is to consider and take action on the following:

1.	Election of the nine directors named in the proxy statement;

2.	Ratification of the selection of the independent registered public accounting firm;

3.	Advisory approval of the Company’s named executive officer compensation;

4.	Vote on two stockholder proposals, if presented at the meeting; and

5.	Any other business that properly comes before the meeting as well as any adjournment or postponement of the meeting.

We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Availability of Proxy Material, or Notice. The Notice contains instructions on how to access proxy materials and vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. We believe that this approach provides a convenient way for you to access your proxy materials and vote your shares, while lowering our printing and delivery costs and reducing the environmental impact associated with our annual meeting.

Stockholders of record as of June 9, 2014 are eligible to vote at the annual meeting. On or about June 27, 2014, we mailed the Notice or, for stockholders who have already requested to receive a printed set of proxy materials, this proxy statement, the accompanying proxy card and the Transition Report on Form 10-K for the three month transition period ended March 31, 2014.

By order of the Board of Directors, Charles R. Wunsch Senior Vice President, General Counsel and Corporate Secretary

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA THE INTERNET Visit the website listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend our virtual stockholder meeting on August 6, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2014. The Notice of Annual Meeting, Proxy Statement and Transition Report on Form 10-K are available at

www.proxyvote.com.

2 | Notice of Annual Meeting and Proxy Statement

Proposal 1 – Election of Directors

Proposal 1 - Election of Directors

Our bylaws currently fix the number of directors at ten. Our board is currently composed of nine directors. Each of our nine directors is standing for election to serve until the 2015 annual meeting and until a successor has been duly elected and qualified. Although we expect to fill the tenth seat on the board after the annual meeting, you may not vote for more than nine nominees, either in person or by proxy.

Unless you direct otherwise, the persons named in the accompanying proxy will vote your shares for the election of the nominees named below. Each nominee has consented to be named and to continue to serve if elected. If any of the nominees becomes unavailable for election for any reason, the proxies will be voted for the other nominees and for any substitutes.

All our directors bring to our board significant executive leadership experience derived from their service as executives and, in some cases, chief executive officers, of large corporations. They also bring extensive board experience and a diversity of views and perspectives derived from their individual experiences working globally in a broad range of industries and occupations. Certain individual experiences, qualifications and skills of our directors that contribute to our board’s effectiveness as a whole are described under “—Nominees for Director” below. No family relationships exist among any of our directors or executive officers.

Director Nomination Process

On July 10, 2013, SoftBank Corp. and certain of its wholly-owned subsidiaries (together, “SoftBank”) completed a merger (the “SoftBank Merger”) with Sprint Nextel Corporation, a Kansas corporation (“Sprint Nextel”) as contemplated by the Agreement and Plan of Merger, dated as of October 15, 2012, (as amended, the “Merger Agreement”). The SoftBank Merger consideration totaled approximately

$22.2 billion, consisting of cash and stock. As a result of the SoftBank Merger and subsequent open market securities purchases, SoftBank owns approximately 80% of Sprint Corporation (“Sprint” or the “Company”).

So long as SoftBank remains our controlling stockholder, our governing documents confer upon SoftBank certain rights. Our bylaws, as contemplated by the Merger Agreement, require our board until July 10, 2015 to be composed as follows:

•	the Chief Executive Officer of Sprint;
•	three independent directors designated by SoftBank;
•	three continuity directors (independent directors who served on the Sprint Nextel board); and
•	three additional directors, who need not be independent, designated by SoftBank.

We consider all directors nominated by SoftBank, except the continuity directors and our CEO, to be “SoftBank Designees.” SoftBank Designees who are not independent are known as “SoftBank Affiliate Directors.”

Upon the closing of the SoftBank Merger, our board consisted of seven members, including our CEO, Daniel R. Hesse, three continuity directors, Robert R. Bennett, Gordon M. Bethune, and Frank Ianna, one independent director designated by SoftBank, Adm. Michael G. Mullen, and two additional directors designated by SoftBank, Masayoshi Son and Ronald D. Fisher. Our board subsequently established a Vacancy Resolution Committee to fill the remaining three vacancies. The Vacancy Resolution Committee, upon nomination by SoftBank, appointed Sara Martinez Tucker to our board as an independent director (and SoftBank Designee) and Marcelo Claure to our board, as a SoftBank Affiliate Director. The remaining board seat will be filled by the Vacancy Resolution Committee.

Notice of Annual Meeting and Proxy Statement | 3

Proposal 1 – Election of Directors

Beginning July 11, 2015 through July 10, 2016 there is no requirement to retain the continuity directors. SoftBank will, however, be required to nominate six independent directors, our Chief Executive Officer and three additional directors of its choosing who need not be independent to our board. These provisions remain in effect until the combined voting interest of SoftBank and its controlled affiliates in our Company falls below 50% and remains below 50% for 90 consecutive days.

Moving forward, the Nominating and Corporate Governance Committee, or Nominating Committee, will take an active role in evaluating prospective candidates or current board members for nomination, including those candidates nominated by SoftBank. The Nominating Committee considers all factors it deems relevant, including, but not limited to, the candidate’s:

•	character, including reputation for personal integrity and adherence to high ethical standards;
•	judgment;
•	knowledge and experience in leading a successful company, business unit or other institution;
•	independence from our company;
•	ability to contribute diverse views and perspectives;
•	business acumen; and
•	ability and willingness to devote the time and attention necessary to be an effective director
—	all in the context of an assessment of the needs of our board at that point in time.

Consistent with its charter and our Corporate Governance Guidelines, our Nominating Committee places a great deal of importance on identifying candidates having a variety of views and perspectives arising out of their individual experiences, professional expertise, educational background, and skills. In considering candidates for our board, the Nominating Committee considers the totality of each candidate’s credentials in the context of this standard.

The Nominating Committee considers candidates recommended by our stockholders, using the same key factors described above for purposes of its evaluation. A stockholder who wishes to recommend a prospective nominee for our board should notify the Corporate Secretary in writing with supporting material that the stockholder considers appropriate. The Nominating Committee considers whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver the information as required by our bylaws.

4 | Notice of Annual Meeting and Proxy Statement

Proposal 1 – Election of Directors

Nominees for Director

ROBERT R. BENNETT, 56, Sprint director since 2006; Managing Director of Hilltop Investments, LLC, a private investment company.

Status: Independent, Continuity Director	Committees: Audit (Chair) and Finance

  Public Company Board Directorships: Hewlett-Packard Company, Discovery Communications, Inc., and Liberty Media Corporation

Former Directorships Held During the Past Five Years: Liberty Interactive Corporation, Demand Media, Inc., and Discovery Holding Company

Biography: Mr. Bennett served as President of Discovery Holding Company from March 2005 until September 2008, when the company merged with Discovery Communications, Inc., creating a new public company. Mr. Bennett also served as President and CEO of Liberty Media Corporation (now Liberty Interactive Corporation) from April 1997 until August 2005 and continued as President until February 2006. He was with Liberty Media from its inception, serving as its principal financial officer and in various other capacities. Prior to his tenure at Liberty Media, Mr. Bennett worked with Tele-Communications, Inc. and the Bank of New York.

Qualifications: Mr. Bennett has extensive knowledge of the capital markets and other financial and operational issues from his experiences as a principal financial officer and president and chief executive officer of Liberty Media, which allows him to provide an invaluable perspective on financial and operational matters to our board.

GORDON M. BETHUNE, 72, Sprint director since 2004; retired Chairman and Chief Executive Officer of Continental Airlines, Inc., an international commercial airline company.

Status: Independent, Continuity Director	Committees: Compensation (Chair) and Nominating

Public Company Board Directorships: Honeywell International, Inc. and Prudential Financial, Inc.

Former Directorships Held During the Past Five Years: Willis Group Holdings, Ltd.

Biography: Mr. Bethune served as Chief Executive Officer of Continental Airlines from 1994 and as Chairman and Chief Executive Officer from 1996 until December 30, 2004.

Qualifications: Mr. Bethune has extensive experience serving as a chief executive officer and director of large international corporations, providing our board with the perspective of someone familiar with all facets of an international enterprise. He has extensive experience with developing and implementing strategies and policies for the acquisition and development of employee talent.

Notice of Annual Meeting and Proxy Statement | 5

Proposal 1 – Election of Directors

MARCELO CLAURE, 43, Sprint director since 2014; Chairman, CEO and President of Brightstar Corporation.

Status:	SoftBank Affiliate Director SoftBank Designee	Committee: Finance

 Biography: Mr. Claure is the founder of Brightstar Corp. and has been its Chairman, Chief Executive Officer and President since October 1997. Brightstar provides value-added distribution, supply chain solutions, handset protection and insurance, buy-back and trade-in solutions, multi-channel retail solutions, and financial services to wireless manufacturers, retailers and operators. Mr. Claure has been an Executive Director of Brightstar Corp. since October 1997. He serves as a Director of Activate IT, Inc. He serves on the board of directors of the Bolivian-American Chamber of Commerce and serves on the Board of Trustees of Bentley College.

Qualifications: Mr. Claure was selected because of his experience making Brightstar one of the largest global distribution, services, and innovation companies in the telecommunications industry. His experience in the telecommunications industry provides a valuable perspective to our board.

RONALD D. FISHER, 66, Sprint director since 2013 and Vice Chairman of the Board; Director and President of SoftBank Holdings Inc.

Status:	SoftBank Affiliate Director SoftBank Designee	Committees: Finance (Chair) Compensation

 Public Company Board Directorships: SoftBank Corp. (Tokyo Stock Exchange)

Biography: Mr. Fisher has over 30 years of experience of working with high growth and turnaround technology companies. Mr. Fisher joined SoftBank in 1995, overseeing its U.S. operations and other activities outside of Asia, and was the founder of SoftBank Capital. He is currently Director and President of SoftBank Holdings, Inc. Prior to joining SoftBank, Mr. Fisher was the CEO of Phoenix Technologies Ltd., the leading developer and marketer of system software products for personal computers, from 1990 to 1995. Mr. Fisher joined Phoenix from Interactive Systems Corporation, a UNIX software company that was purchased by the Eastman Kodak Company in 1988. At Interactive Systems he served for five years as President, initially as COO and then CEO. Mr. Fisher’s experience prior to Interactive Systems includes senior executive positions at Visicorp, TRW, and ICL (USA).

Qualifications: Mr. Fisher was selected because he possesses particular knowledge and experience in technology industries, and with strategic planning and leadership of complex organizations, including at other public corporations.

6 | Notice of Annual Meeting and Proxy Statement

Proposal 1 – Election of Directors

DANIEL R. HESSE, 60, Sprint director since 2007, President and Chief Executive Officer of Sprint.

Status: Executive Director

Former Directorships Held During the Past Five Years: Clearwire Corporation

Biography: Before becoming the President and Chief Executive Officer in December 2007, Mr. Hesse was Chairman, President, and Chief Executive Officer of Embarq Corporation. He served as Chief Executive Officer of Sprint’s Local Telecommunications Division from June 2005 until the Embarq spin-off in May 2006. Before that, Mr. Hesse served as Chairman, President and Chief Executive Officer of Terabeam Corp., a wireless telecommunications service provider and technology company, from 2000 until 2004. Prior to serving at Terabeam Corp., Mr. Hesse spent 23 years at AT&T holding various senior management positions, including President and Chief Executive Officer of AT&T Wireless Services. He serves on the board of directors of the National Board of Governors of the Boys and Girls Clubs of America and the University of Notre Dame’s Mendoza College of Business.

Qualifications: As our President and Chief Executive officer, Mr. Hesse provides our board with unparalleled insight into our company’s operations, and his 37 years of experience in the telecommunications industry provides substantial knowledge of the challenges and opportunities facing our company.

FRANK IANNA, 65, Sprint director since 2009; retired.

Status: Independent, Continuity Director	Committees: Audit and Nominating

Public Company Board Directorships: Harbinger Group, Inc.

  Former Directorships Held During the Past Five Years: Clearwire Corporation and Tellabs, Inc.

Biography: Mr. Ianna retired from AT&T in 2003 after a 31-year career serving in various executive positions, most recently as President of Network Services. Following his retirement, Mr. Ianna served as a business consultant, executive and board member for several private and nonprofit enterprises. He has experience in telecom company operations as well as wireless technology.

Qualifications: Mr. Ianna’s technical background and expertise, as well as his vast experience in the telecommunications industry as an executive and director for a diverse array of enterprises, allows him to provide a unique perspective to our board on a wide variety of issues.

Notice of Annual Meeting and Proxy Statement | 7

Proposal 1 – Election of Directors

ADM. MICHAEL G. MULLEN, 67, Sprint director since 2013; former 17th Chairman of the Joint Chiefs of Staff

Status: Independent, SoftBank Designee	Committee: Compensation

Public Company Board Directorships: General Motors Company

  Biography: Adm. Mullen serves on the board of directors as the “Security Director” under the National Security Agreement between Sprint, SoftBank, the Department of Justice, the Department of Homeland Security, and the Department of Defense (the “NSA”). Admiral Mullen served as the 17th Chairman of the Joint Chiefs of Staff from October 2007 until his retirement in September 2011. Previously, Admiral Mullen served as the 28th Chief of Naval Operations (“CNO”) from July 2005 to 2007. CNO was one of four different four-star assignments Admiral Mullen held, including Commander, U.S. Naval Forces Europe and Commander, Allied Joint Force Command, and the 32nd Vice Chief of Naval Operations. Since 2012, he has served as President of MGM Consulting LLC and is the Charles and Marie Robertson Visiting Professor at the Woodrow Wilson School of Public and International Affairs at Princeton University.

Qualifications: Adm. Mullen brings to our board extensive senior leadership experience gained during his 43-year career in the U.S. military. As Chairman of the Joint Chiefs of Staff, the highest ranking officer in the U.S. military, Adm. Mullen led the armed forces during a critical period of transition, overseeing two active war zones. Adm. Mullen’s experience and relationships within the government allow him to lead our Government Security Committee and provide guidance on national security matters impacting the telecommunications industry. Adm. Mullen’s unique experience leading change in complex organizations, executive development and succession planning, diversity implementation, crisis management, strategic planning, budget policy, risk management, and technical innovation, are important to the oversight of Sprint’s business and allows him to make a significant and invaluable contribution to our board.

MASAYOSHI SON, 56, Chairman of the Board, Sprint director since 2013; Chief Executive Officer and Chairman of the Board of SoftBank Corp.

Status:	SoftBank Affiliate Director, SoftBank Designee	Committee: Finance

 Public Company Board Directorships: SoftBank Corp. and Yahoo! Japan Corporation (each are listed on the Tokyo Stock Exchange)

Biography: Mr. Son founded SoftBank in September 1981, and has been its President and Chairman ever since and its Chief Executive Officer since February 1986. Mr. Son serves in various capacities with SoftBank’s portfolio of companies, including service with BB Technologies Corporation (currently SoftBank BB Corp.) as president since 2001 and as Chairman and CEO since 2004, service with Japan Telecom Co., Ltd. (currently SoftBank Telecom Corp.) as Chairman since 2004 and CEO since 2006, and with Vodafone K.K. (currently SoftBank Mobile Corp.) as CEO and Chairman since 2006. In addition, Mr. Son has served as Chairman of Yahoo! Japan Corporation since 1996, which was established as a joint venture between SoftBank and Yahoo! Inc. Mr. Son has also served as Chairman of the Broadband Association in Japan and of The Great East Japan Earthquake Recovery Initiative Foundation.

8 | Notice of Annual Meeting and Proxy Statement

Proposal 1 – Election of Directors

Qualifications: Mr. Son’s vast experience in the telecommunications industry, including his successes in Japan disrupting telecom duopolies, is valuable to Sprint. As part of the SoftBank Merger, it was determined that Mr. Son, because of his interest as Chairman and Chief Executive Officer of SoftBank, our controlling stockholder, would be appointed to our board. Mr. Son provides expertise, leadership and strategic direction to the Sprint board.

SARA MARTINEZ TUCKER, 59, Sprint director since 2013; President and Chief Executive Officer of the National Math and Science Initiative

Status: Independent, SoftBank Designee	Committees: Nominating (Chair) and Audit

  Public Company Board Directorships: American Electric Power Co., Inc. and Xerox Corp.

Biography: Ms. Tucker has been Chief Executive Officer and President at National Math and Science Initiative, Inc. since March 2013. Ms. Tucker served as the Under Secretary of the U.S. Department of Education from 2006 to December 2008. Her responsibilities included overseeing policies, programs and activities related to postsecondary education, vocational and adult education, and federal student aid. Ms. Tucker served as the Chief Executive Officer and President of the Hispanic Scholarship Fund from 1997 to October 1, 2006. Previously, she worked for 16 years at AT&T and served as Regional Vice President of its Global Business Communications Systems. She serves as a Director of Teach For America, Inc. She has been a Trustee of University of Notre Dame since June 2009.

Qualifications: Ms. Tucker brings to our board expertise relevant to a large telecommunications company, including her business experience and executive leadership expertise. These skills and experience are the result of her education, experience in the telecommunications industry, service at the U.S. Department of Education, leadership positions at the Hispanic Scholarship Fund and her service on other public company boards and committees.

Notice of Annual Meeting and Proxy Statement | 9

Proposal 1 – Election of Directors

Summary of Director Qualifications and Expertise

The table below summarizes the key qualifications, skills or attributes of each of our directors that were most relevant to the decision to nominate him or her to serve on our board. The lack of a mark does not mean the director does not possess that qualification or skill; rather a mark indicates a specific area of focus or expertise on which our board relies most heavily. These qualifications and relevant experience have been discussed in more detail above.

Experience, Expertise or Attribute	Son	Fisher	Bennett	Bethune	Claure	Hesse	Ianna	Mullen	Tucker
Telecom
Technology, Device and Services
Leadership
Global Business
Financial
Mergers & Acquisitions
Public Company Board Service or Governance
Research & Academic
Ethnicity, Gender, National or Other Diversity

Our Board of Directors Recommends That You Vote “FOR” The Directors Nominated In Proposal 1.

10 | Notice of Annual Meeting and Proxy Statement

Board Operations

Board Operations

As part of the SoftBank Merger, SoftBank was given certain governance rights, which are detailed in our Certificate of Incorporation, Bylaws and other corporate governance documents available at www.sprint.com/governance.

In connection with the close of the SoftBank Merger, Sprint became the successor registrant to Sprint Nextel under Rule 12g-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is the entity subject to the reporting requirements of the Exchange Act for filings with the Securities and Exchange Commission (the “SEC”) subsequent to the closing of the SoftBank Merger. From time to time, we will distinguish between the Sprint Nextel board (the board in place prior to the closing of the SoftBank Merger) and the Sprint

Corporation board. Any information provided regarding a Sprint Nextel director who did not become a Sprint director will not cover the portion of the period during which such director did not hold office (i.e., any time after July 10, 2013).

Corporate Governance Matters

We have elected to be treated as a “controlled company” under New York Stock Exchange, or NYSE, listing standards because more than 50% of our voting power is held by SoftBank. Accordingly, we are exempt from certain requirements of the NYSE corporate governance rules, including the requirement that we have a majority of independent directors on our board and the requirement that the compensation and nominating and corporate governance committees of the board have written charters addressing certain specified matters.

Governance Highlights

In keeping with good corporate governance practices, we maintain a comprehensive set of corporate governance initiatives that include the following:

✓	maintaining a majority of independent directors;

✓	an Audit Committee comprised solely of independent directors;

✓	a Nominating Committee currently comprised solely of independent directors;

✓	a Compensation Committee chaired by an independent director;

✓	Bylaws that provide, for so long as we are a controlled company, at least one member of our Compensation Committee and Nominating Committee will be independent;

✓	maintaining written charters for each of our standing committees;

✓	giving independent directors the ability to propose agenda items, including for executive sessions;

✓	refining our policies and goals with respect to the determination of executive compensation programs, including increasing emphasis on performance-based equity compensation, as further described under “Executive Compensation — Compensation Discussion and Analysis”;

✓	permitting our stockholders to take certain actions by written consent;

✓	adopting stock ownership guidelines for any officer at the level of senior vice president or above and for outside directors; and

✓	maintaining a declassified board.

Notice of Annual Meeting and Proxy Statement | 11

Board Operations

In addition, we have also adopted the following corporate governance initiatives:

•	requiring outside directors to hold executive sessions without management present no less than two times a year, which may be at or in conjunction with regularly-scheduled board meetings;

•	publishing our Corporate Governance Guidelines and charters for all standing committees of our board, which detail important aspects of our governance policies and practices on our website;

•	maintaining limits on the number of other public company boards and audit committees on which our directors may serve;

•	adopting a policy that prohibits our independent registered public accounting firm from providing professional services, including tax services, to any employee or board member or any of their immediate family members that would impair the independence of our independent registered public accounting firm; and

•	conducting annual board and committee evaluations.

In the event we cease to be a controlled company within the meaning of the NYSE’s rules, we would then be required to comply with certain governance requirements after the transition periods specified by the NYSE.

Contacting our Board

We value the views of our stakeholders. Consistent with this approach, our board has established a system to receive, track and respond to communications from stakeholders addressed to our board or to our outside directors. A statement regarding our board communications policy is available at www.sprint.com/governance.

Any stakeholder who wishes to communicate with our board or any director may write to our General Counsel, Senior Vice President and Corporate Secretary, who is our Board Communications Designee, at the following address:

Sprint Corporation

6200 Sprint Parkway

Overland Park, KS 66251

KSOPHF0302-3B424

or email: boardinquiries@sprint.com.

Our board has instructed the Board Communications Designee to examine incoming communications and forward to our board, or individual directors as appropriate, communications deemed relevant to our board’s roles and responsibilities. Our board has requested that certain types of communications not be forwarded, and be redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials. The Board Communications Designee will review all appropriate communications and report on the communications to the chair of the Nominating Committee or the full Nominating Committee, the full board, or the outside directors, as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant board source. Communications relating to accounting, internal accounting controls, or auditing matters will be referred promptly to members of the Audit Committee in accordance with our policy on communications with our board of directors.

Board Leadership Structure

Our board has determined that it is in the best interest of the Company to designate Mr. Son as the non-executive chairman and Mr. Fisher as the non-executive vice-chairman.

12 | Notice of Annual Meeting and Proxy Statement

Board Operations

We believe our board leadership structure provides the appropriate balance of directors affiliated with our controlling stockholder, independent directors and CEO, working together to represent the interests of our entire stockholder base.

In part because of the unique qualifications and skills of our non-executive chairman and vice chairman, our board believes that this structure enhances our board’s oversight of, and independence from, management. Further, it fosters the ability of our board to carry out its roles and responsibilities on behalf of the stockholders and benefits the Company’s overall corporate governance.

Independence of Directors

Our board is currently comprised of nine members, five of whom are independent under rules of the NYSE. As a matter of practice, our board undertakes an annual review of director independence. During this review, our board considers all transactions and relationships between each director or any member of his immediate family and the companies by which they are employed as an executive officer (if applicable) to determine whether they have any relationships with our company and its affiliates. The purpose of this review is to determine whether any such relationships or transactions are considered “material relationships” that would be inconsistent with a determination that a director is independent. Our board has not adopted any “categorical standards” for assessing independence; preferring instead to consider and disclose existing relationships with the non-management directors and the Company. Our board observes all criteria for independence established by the NYSE.

Executive Sessions

Sprint’s non-management directors meet in executive sessions without any management participation by officers or employee directors. These executive sessions are currently held either before, after or otherwise in conjunction with our board’s regularly scheduled meetings each year. Additional executive sessions can be scheduled at the request of the non-management directors.

The director who presides over the executive sessions of our board is our chairman, Mr. Son. The committee chairperson chairs the executive sessions of his or her committee. If that chairman or committee chairperson is not present, our vice chairman or another director will be chosen to preside. Our board does not have a lead independent director. Our board may select a presiding director for any independent director executive sessions, as needed.

Risk Management

Our board takes an active role in overseeing management of the Company’s risks, both through its own consideration of risks associated with our operations and strategic initiatives and through its committees’ consideration of various risks applicable to that committee’s areas of focus.

The Audit Committee reviews enterprise risks as part of its purpose to assist our board in fulfilling our board’s oversight responsibilities with respect to the Company’s enterprise risk management program. The Audit Committee receives regular reports regarding enterprise risk management matters from members of management who oversee the Company’s Corporate Audit Services, or internal audit, and Legal Department and informs our board of such matters through regular committee reports. In addition to receiving regular reports from the Audit Committee concerning our enterprise risk management program, our board also reviews information concerning other risks through regular reports of its other committees, including information regarding financial risk management from the Finance Committee,

Notice of Annual Meeting and Proxy Statement | 13

Board Operations

compensation-related risk from the Compensation Committee and governance-related risk from the Nominating Committee.

Our management is responsible for our day-to-day risk management. Our management, internal audit, and internal control areas serve as the primary monitoring and testing functions for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying and evaluating potential risks that may exist at the enterprise, strategic, financial, operational, compliance, and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Code of Ethics

Our code of ethics, The Sprint Code of Conduct, is available at www.sprint.com/governance or by email at shareholder.relations@sprint.com. It describes the ethical and legal responsibilities of directors and employees of our company and our subsidiaries, including senior financial officers and executive officers.

All of our directors and employees (including all senior financial officers and executive officers) are required to comply with The Sprint Code of Conduct. In support of the ethics code, we have provided employees with a number of avenues for the reporting of potential ethics violations or similar concerns or to seek guidance on ethics matters, including a 24/7 telephone helpline. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by our employees of any concerns regarding questionable financial and non-financial matters to the Ethics Helpline at 1-800-788-7844, by mail to the Audit Committee, c/o Sprint Corporation, 6200 Sprint Parkway, Overland Park, KS 66251, KSOPHF0302-3B424, or by email to ethicshelpline@sprint.com. Our Chief Ethics Officer reports regularly on our ethics and compliance program to the Audit Committee and annually to the entire board.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee interlocks or insider participation during the transition period ended March 31, 2014.

14 | Notice of Annual Meeting and Proxy Statement

Board Operations

Board Committees

Our board has four standing committees: Audit Committee, Finance Committee, Compensation Committee, and Nominating Committee. Each committee is described in the table below and each has a charter that describes such committee’s primary functions and principal responsibilities. A current copy of our Corporate Governance Guidelines and the charter for each standing committee of our board is available at www.sprint.com/governance or by email at shareholder.relations@sprint.com. Our charters and Corporate Governance Guidelines were adopted by our board and are annually reviewed and revised as necessary.

Committee Name and Membership	Primary Functions

The Audit Committee

Robert R. Bennett, Chair

Frank Ianna

Sara Martinez Tucker

Ms. Tucker and Messrs. Bennett and Ianna are each an “audit committee financial expert” as defined in the SEC’s rules and each are financially literate and able to devote sufficient time to serving on the Audit Committee.

Include assisting our board in fulfilling its oversight responsibilities with respect to:

•     the integrity of our financial statements and related disclosures, as well as related accounting and financial reporting processes;

•     our compliance with legal and regulatory requirements;

•     our independent registered public accounting firm’s qualifications, independence, audit and review scope, and performance;

•     the audit scope and performance of our internal audit function;

•     related party transactions policy and procedures;

•     our ethics and compliance program;

•     the audit committee report to be included in our annual proxy statement, and

•     our enterprise risk management program.

The Audit Committee also has sole authority for the appointment, retention, termination, compensation, evaluation and oversight of our independent registered public accounting firm. The committee’s principal responsibilities in serving these functions are described in the Audit Committee Charter.

The Finance Committee Ronald D. Fisher, Chair Robert R. Bennett Marcelo Claure Masayoshi Son

Include:

•     reviewing and approving our financing activities consistent with the authorization levels set forth in our fiscal policy;

•     reviewing and making recommendations to our board on our capital structure, annual budgets, financial risk management, fiscal policy, investment policy and other significant financial initiatives; and

•     reviewing and approving proposed acquisitions, dispositions, mergers, joint ventures and similar transactions consistent with the authorization levels set forth in our fiscal policy.

Notice of Annual Meeting and Proxy Statement | 15

Board Operations

Committee Name and Membership	Primary Functions
The Compensation Committee Gordon M. Bethune, Chair Ronald D. Fisher Adm. Michael G. Mullen

Include:

•     discharging our board’s responsibilities relating to compensation of our executives in general and our principal senior officers in particular;

•     reporting on executive compensation in our annual proxy statement in accordance with applicable rules and regulations; and

•     reviewing with management plans for the development and orderly succession of senior officers.

Additional information about these processes and procedures can be found below in “Executive Compensation — Compensation Discussion and Analysis.”

Generally, the Compensation Committee’s primary processes for establishing and overseeing outside director compensation and the role of Company personnel and compensation consultants are similar to those regarding executive compensation. Any appropriate changes to outside director compensation are made following recommendation to our board by the Compensation Committee. In accordance with its charter, the Compensation Committee may delegate authority to subcommittees or any committee member when appropriate.

The Nominating & Corporate Governance Committee Sara Martinez Tucker, Chair Gordon M. Bethune Frank Ianna

Subject to our Certificate of Incorporation, Bylaws and Corporate Governance Guidelines, include:

•     ensuring that our company has effective corporate governance policies and procedures and an effective board and board review process;

•     assisting our board by identifying individuals qualified to become directors;

•     recommending to our board for approval the director nominees for the next annual meeting of the stockholders;

•     recommending to our board for approval the chairs and members of each board committee; and

•     developing, reviewing, and recommending to our board corporate governance policies and practices designed to benefit our stockholders.

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Board Operations

Meetings & Attendance

	Calendar year 2013 Board and Committee Meetings			Transition Period

	Total	Sprint Corporation	Sprint Nextel	Sprint Corporation

Board Meetings	13	4	9	4

Audit Committee	11	5	6	2

Compensation Committee	6	3	3	2

Finance Committee	11	4	7	2

Nominating Committee	2	None	2	None

Attendance at Annual Meetings

The Company does not have a policy requiring director attendance at its annual meeting. The Company did not have an annual meeting in 2013.

Board and Committee Meeting Attendance

During the three-month transition period ended March 31, 2014 and during the fiscal year ended December 31, 2013, all directors attended at least 75% or more of the aggregate of the meetings of the board and of each of the board committees on which he or she served, except Sprint Nextel’s former director, William R. Nuti.

Board Meetings

Directors are expected to devote sufficient time to prepare properly for and attend meetings of our board, its committees, and executive sessions and to attend our annual meeting of stockholders.

Notice of Annual Meeting and Proxy Statement | 17

Board Operations

Corporate Responsibility

At Sprint, our corporate social responsibility program is based on the belief that doing good creates good - both for our business and for our community. Our program gives us the opportunity to play a transformative role within the telecommunications industry, as well as within our communities and for our environment. Our board supports these efforts. To that end, it has delegated the oversight of our corporate responsibility efforts to our Nominating Committee. Our Nominating Committee reviews and reports to our board on a periodic basis those matters relating to the Company’s corporate social responsibility and sustainability objectives.

Focus Area	2013 Achievements
People: We believe we should operate in a socially responsible way. This commitment sets the course for new opportunities for our customers, employees and communities.	-	Provided charitable support for nearly 600 unique organizations, including more than $4 million in grants from the Sprint Foundation.
	-	Contributed more than 196,000 employee volunteer hours to community organizations across the country, worth an estimated $4.4 million.
	-	Launched a new Employee Resource Group, called REAL DEAL for employees with disabilities and the co-workers who support them.
Product: Sprint offers solutions that allow customers to minimize their environmental footprint, help drivers stay safe behind the wheel, and to empower seniors and people with disabilities through accessible technology.	-	Launched an Accessible Education ID Pack that makes it simple for students with print disabilities to access web-based educational content from their smartphone.
	-	Worked with suppliers to launch two accessible mobile devices: Kyocera Kona, the first feature phone in the U.S. wireless industry to offer verbal translation enabling Internet browsing, and LG Optimus F3™, the first U.S. smartphone to come preloaded with TalkBack by Google.
	-	Developed a new website focused on providing a variety of privacy, safety and security content and solutions for customers.
Planet: Sprint’s commitment to the planet means we strive to ensure responsible environmental stewardship in everything we do.	-	Published a new supplier guide which provides information to suppliers on how to meet Sprint’s materiality assessment and greenhouse gas measurement and reporting criteria.
-

Sponsored a report commissioned by the World Wildlife Fund and the Carbon Disclosure Project called “The 3% Solution,” which uses rigorous analysis from the world’s leading consulting firms to demonstrate how the U.S. corporate sector can drive millions of dollars in savings by investing in carbon reduction activities.

Political Contributions

Our Nominating Committee has oversight of Sprint’s political contributions and expenses. Our Nominating Committee also reviews the Company’s annual report on political contributions and discusses this report with our board. The report is available on our website at http://www.sprint.com/responsibility/gov-ethicspolicy/contributions.html. The report not only lists our contributions to political candidates during 2013, but it also describes the processes and oversight used in connection with such contributions.

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Director Compensation

Director Compensation

The compensation of our outside directors is partially equity-based and is designed to comply with our Corporate Governance Guidelines, which provide that the guiding principles behind our non-employee director compensation practices are: (1) alignment with stockholder interests; (2) preservation of independence; and (3) preservation of the fiduciary duties owed to all stockholders.

Components of Compensation

The following table summarizes director compensation for the members of Sprint Corporation’s board, with the exception of Messrs. Fisher, Hesse and Son. Our directors are also reimbursed for direct expenses relating to their activities as members of our board.

Compensation Element	Calendar Year 2013 Compensation	Calendar Year 2014 Compensation
	($)(1)	($)
Annual Retainer	80,000	85,000

Chairman Retainer	N/A	N/A

Audit Chair Retainer	20,000	25,000

Compensation Chair Retainer	15,000	20,000

Security Director Retainer(2)	155,000	160,000

Finance Chair Retainer	N/A	N/A

Nominating & Corporate Governance Chair Retainer	N/A	15,000

Special Chair Retainer(3)	10,000	15,000

Meeting Fees (per meeting):

In Person	2,000	2,000

Telephonic	1,000	1,000

Restricted Stock Units(4)	Annual grant value of 110,000	Annual grant value of 150,000

(1)	Reflects compensation program adopted upon closing of the SoftBank Merger.
(2)	Adm. Mullen does not receive an Annual Retainer.
(3)	Includes any non-standing committee of directors established from time to time, but excludes the Vacancy Resolution Committee.
(4)	Generally, restricted stock units or RSUs, underlying which are shares of our common stock, are granted each year on the date of the annual meeting of stockholders. Each grant vests in full upon the subsequent annual meeting. In addition, in connection with their appointments to the board. Mr. Claure, Adm. Mullen, and Ms. Tucker were granted sign-on RSU awards valued at $110,000.

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Director Compensation

Mr. Son does not receive any fees for his service on our board. On August 6, 2013, our board determined Mr. Fisher’s compensation for serving as a member of our board. In recognition of his vice chairman activities, our board adopted a compensation program for Mr. Fisher, to provide as follows:

(1)	Annual cash retainer of $500,000;
(2)	Annual grant of $500,000 in restricted stock units commencing on August 6, 2013 and each year thereafter at the annual stockholders’ meeting and vesting in full upon the earlier of the subsequent annual stockholders’ meeting or the first anniversary of the date of the grant; and
(3)	Other benefits as described below.

Other Benefits

We believe that it serves the interests of our company and our stockholders to enable our outside directors to utilize our communications services. Accordingly, each outside director, except Mr. Son, is entitled to receive wireless devices, including accessories and the related wireless service, wireline long distance services, and long distance calling cards with a maximum limit of $12,000 per year. Outside directors may also receive specialized equipment, on an as-needed basis, with equipment valued at greater than $1,000 requiring Compensation Committee approval. In addition to the value of the communications service, the value of any additional services and features and the value of the wireless devices, replacements and associated accessories are included in the value of the communications benefit. There may be other circumstances in which devices are provided to board members (such as demonstration, field testing, and training units, or devices for use while traveling internationally); these devices must be returned or they will be converted to a consumer account and applied toward the wireless devices under this communications benefit.

Our outside directors, except Mr. Son, are eligible for our charitable matching gifts program. Under this program, the Sprint Foundation matches contributions made to qualifying organizations on a dollar-for-dollar basis, up to the annual donor maximum of $5,000. The annual maximum contribution per donor, per organization, is $2,500.

We do not offer retirement benefits to outside directors, except that our communications benefit as described above continues after retirement from board service provided members have served on our board for at least three years, and the benefit will continue for such members for the period of time our board member served on our board (including service on the Sprint Nextel board).

Deferred Compensation Plans

We maintain a Deferred Compensation Plan, a nonqualified and unfunded plan under which our outside directors can defer receipt of all or part of their annual and additional retainer fees and meeting fees into various investment funds and stock indices, including a fund that tracks our shares of common stock. During the transition period ended March 31, 2014, no directors participated in our Deferred Compensation Plan. Our directors may also participate in our Directors’ Shares Plan, under which they can elect to use all or part of their annual and additional retainer fees and meeting fees to purchase shares of our common stock in lieu of receiving cash payments. Our outside directors can also elect to defer receipt of these shares. During

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Director Compensation

the transition period, no directors participated in our Directors’ Shares Plan.

On an annual basis, our outside directors are given the opportunity to either enroll in or discontinue their participation in one or both of these plans. Our directors are also provided the opportunity to elect before the end of each calendar year to defer the receipt of shares underlying any portion of any RSU awarded in the following calendar year. Four of our Outside Directors elected to defer the receipt of shares underlying their 2014 RSU awards vesting in 2015.

Stock Ownership Guidelines

Our board believes directors should have a meaningful financial stake in the company, and therefore has established a desired ownership level for non-employee directors of equity or equity interests. To the extent any director has not met this minimum ownership level, each such director is expected to retain at least half of his or her shares or share equivalents (for example, options or restricted stock units)

awarded by Sprint, subject to our board’s consideration of individual circumstances.

Our director stock ownership guidelines currently require outside directors, other than SoftBank Affiliate Directors (Messrs. Son, Fisher and Claure), to hold equity or equity interests equal to at least five times the annual board retainer amount (in other words $425,000 while the current $85,000 retainer is in place). To the extent any outside director has not met this minimum ownership level, each such director is expected to retain at least half of his or her shares or share equivalents awarded by us. Our board retains flexibility to grant exceptions to the guidelines based on its consideration of individual circumstances. Our board increased required ownership effective January 1, 2014. For 2013, the minimum ownership level was three times the annual board retainer. As of March 31, 2014, each of our directors with the exception of Adm. Mullen, Mr. Ianna, and Ms. Tucker met the stock ownership requirements.

Notice of Annual Meeting and Proxy Statement | 21

Director Compensation

2014 Director Compensation Table

On February 20, 2014, our Board resolved to change our fiscal year end from December 31 to March 31, effective March 31, 2014 in order to align our fiscal year with SoftBank. The table below sets forth the compensation earned by our outside directors who served during the three month transition period ended March 31, 2014.

Compensation information for Mr. Hesse, our President and Chief Executive Officer, can be found in the “Executive Compensation” section of this proxy statement.

Name	Fiscal Year	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert R. Bennett	3 months ended March 31, 2014	39,500	—	39,500
Gordon M. Bethune	3 months ended March 31, 2014	35,250	—	35,250
Marcelo Claure	3 months ended March 31, 2014	30,250	110,000	140,250
Ronald D. Fisher	3 months ended March 31, 2014	125,000	—	125,000
Frank Ianna	3 months ended March 31, 2014	30,250	—	30,250
Adm. Michael G. Mullen	3 months ended March 31, 2014	47,000	—	47,000
Masayoshi Son	3 months ended March 31, 2014	N/A	—	—
Sara Martinez Tucker	3 months ended March 31, 2014	28,125	—	28,125

(1)	Consists of annual retainer fees, chairman and committee chair fees, and board and committee meeting fees.
(2)	Represents the grant date fair value of 13,480 RSUs granted to Mr. Claure on February 19, 2014 in connection with his appointment to the board in January 2014. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the assumptions used in determining the compensation cost associated with stock awards, see note 2 of the Notes to the Consolidated Financial Statements in our transition report on Form 10-K for the three-month transition period ended March 31, 2014. As of March 31, 2014, our outside directors, except Mr. Son, held stock awards in the form of RSUs as follows: Mr. Bennett—16,750, Mr. Bethune—16,750, Mr. Claure—13,480, Mr. Fisher—71,736, Mr. Ianna—16,750, Adm. Mullen—15,782, and Ms. Tucker—17,214. Although we issued no cash dividends during the first quarter of 2014, it is our policy that any cash dividend equivalents on the RSUs granted to the outside directors are reinvested into RSUs, which vest when the underlying RSUs vest.

22 | Notice of Annual Meeting and Proxy Statement

Audit Committee Report

Audit Committee Report

The Audit Committee has reviewed and discussed our audited consolidated financial statements with management. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, issued by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The Audit Committee met with senior management periodically during 2014 to consider the adequacy of our internal controls and discussed these matters with our independent registered public accounting firm and with appropriate financial personnel. The Audit Committee also discussed with senior management our disclosure controls and procedures and the certifications by our CEO and our Chief Financial Officer, or CFO, which are required for certain of our filings with the SEC. The Audit Committee met privately with the independent registered public accounting firm, our internal auditors and other members of management, each of whom has unrestricted access to the Audit Committee.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board that our audited consolidated financial statements be included in our transition report on Form 10-K for the transition period ended March 31, 2014 for filing with the SEC.

The Audit Committee

Robert R. Bennett, Chair

Frank Ianna

Sara Martinez Tucker

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Executive Compensation

Compensation Discussion and Analysis

In connection with our change in fiscal year, this compensation discussion and analysis describes and analyzes our compensation program for our named executive officers for both the three-month transition period ended March 31, 2014 (Transition Period) as well as for the 12-month fiscal year ended December 31, 2013 (fiscal year 2013).

The named executive officers for the Transition Period were: Daniel R. Hesse, President and CEO; Joseph J. Euteneuer, CFO; Dow Draper, President, Prepaid; Steven L. Elfman, President, Products and Services; and Robert L. Johnson, President, Sprint Retail and Chief Service and Information Technology Officer.

Compensation Overview

Philosophy and Objectives of Our Executive Compensation Program

•	Attract and retain qualified and experienced executives by providing base salaries, target incentives, and benefits that are market competitive and by requiring that a large portion of total compensation is earned over a multi-year period and subject to forfeiture to the extent that vesting requirements and performance objectives are not met;

•	Pay for performance by tying a substantial portion of our executives’ compensation opportunities directly to, and rewarding them for, our performance through short- and long-term incentive compensation plans that include performance objectives most critical to driving our continued financial and operational improvement and long-term stockholder value; and

•	Align compensation with stockholder interests by structuring our compensation programs to align executive interests with those of our stockholders, mitigate the possibility that our executives undertake excessively risky business strategies, and adhere to corporate governance best practices.

Components of Our Executive Compensation Program

The major components of our executive compensation program are base salary, our short-term incentive compensation (STIC) plan, and our long-term incentive compensation (LTIC) plan. The base salaries as of March 31, 2014 and target opportunities under our fiscal year 2013 STIC and LTIC plans for our named executive officers are listed below.

Named Executive Officer	Base Salary ($)	2013 STIC Plan ($)(1)	2013 LTIC Plan ($)(2)
Hesse	1,200,000	2,400,000	13,800,000
Euteneuer	775,000	1,007,500	4,025,000
Draper(3)	375,000	147,303	—
Elfman	650,000	812,500	3,737,500
Johnson	625,000	625,000	1,840,000

(1)	The amount for Mr. Draper reflects his target opportunity for the second half-year performance period from July 1, 2013 through December 31, 2013 under the 2013 STIC plan. See “—Performance and Key Compensation Decisions—STIC Plan.” Mr. Draper was not employed by Sprint before July 1, 2013 and therefore did not participate in Sprint’s 2013 STIC plan during the first half-year performance period.

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Executive Compensation

(2)	As adjusted for the one-time overall 2013 LTIC plan target opportunity increase of 15% in connection with the SoftBank Merger, as discussed below.

(3)	Mr. Draper did not participate in Sprint’s 2013 LTIC plan but received a sign-on award on September 10, 2013 of 131,579 RSUs, which had a total market value on the grant date of $832,895.

CEO Compensation Ratio

Our mix of fixed and performance-based compensation target opportunities under the 2013 STIC and LTIC plans for Mr. Hesse is illustrated by the following:

Performance and Key Compensation Decisions

Fiscal year 2013 marked one of the most eventful years in Sprint’s history. We successfully completed the SoftBank Merger, which strengthened Sprint’s balance sheet and provided capital for continued investment in the modernization of our network, allowing us to upgrade our technology, expand our service offerings and to improve the quality and reliability of our product offerings. The SoftBank Merger also has allowed Sprint to leverage SoftBank’s operational and technological expertise. We also completed the acquisition (Clearwire Acquisition) of the remaining equity interests in Clearwire Corporation and its consolidated subsidiary Clearwire Communications LLC that we did not previously own, from which we expect to fully utilize and integrate Clearwire’s complementary 2.5 gigahertz (GHz) spectrum and tower resources for use in conjunction with our network modernization plan. In addition, we shut down the iDEN network in 2013, and through our network modernization project, we are repurposing the 800 megahertz (MHz) iDEN spectrum and are continuing our buildout of fourth generation (4G) services using Long Term Evolution (LTE). We also unveiled Sprint SparkSM, a combination of advanced network and device technology capable of delivering up to 50-60 Mbps peak speeds today with increasing speed potential over time.

The Company also recognized the benefits of leadership continuity in light of the transformative SoftBank Merger and the ongoing execution of our network modernization plans. As a result, the Company entered into a new employment agreement in fiscal year 2013 with Mr. Hesse, which replaced his prior employment agreement. The agreement provides for a term through July 31, 2018, subject to earlier termination as provided in the agreement. The agreement provides for an annual base salary of $1,200,000 and participation in our STIC and LTIC plans. Also in fiscal year 2013, Mr. Hesse was granted a one-time award of 1,733,102 RSUs and 1,733,102 stock options. The RSUs and stock options vest on the fifth anniversary of their grant or, if earlier, upon an involuntary termination without cause or resignation with good

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Executive Compensation

reason, or upon death or disability, and are subject to certain restrictions, including Mr. Hesse’s compliance with the restrictive covenants in his employment agreement and clawback at the discretion of the board of any value related to his knowing or intentional fraudulent or illegal conduct. These awards were intended to enhance our ability to retain Mr. Hesse’s leadership for a minimum period of at least five years during which the Company plans to undergo a transformative change.

We continued to build on the successes of fiscal year 2013 throughout the Transition Period, as we delivered operating income of $420 million, representing our best performance on this metric in over seven years. We also launched the revolutionary new FramilySM plan during the Transition Period, which quickly became the fastest growing Sprint rate plan on record.

STIC Plan

Our STIC plan is our annual cash incentive plan, which is intended to ensure that annual incentives are tied to the successful achievement of critical operating and financial objectives that are the leading drivers of sustainable increases in stockholder value. As required under the SoftBank Merger Agreement, the Compensation Committee used two six-month performance periods for determining amounts payable under the 2013 STIC plan. The two six-month performance periods for 2013 provided flexibility to revisit the performance criteria at mid-year due to the anticipated transformative SoftBank Merger in 2013. The first performance period was from January 1, 2013 through June 30, 2013, and the second period was from July 1, 2013 through December 31, 2013. The SoftBank Merger closed on July 10, 2013. Each performance period had discrete performance objectives, and participants generally had to be employed on December 31, 2013 in order to receive compensation for either period.

The table below summarizes our key priorities during fiscal year 2013 and throughout the Transition Period as well as the metrics selected in support of these priorities, and the rationale for why each was chosen by the Compensation Committee.

Priority	Objective	Rationale
Customer Experience	Sprint platform postpaid subscriber churn, which is a measure of our ability to retain our subscribers who pay for their wireless service on a contract basis, typically for one- or two-year periods.	Measures the degree to which we retain our most profitable subscribers.
Strengthening our Brand	Sprint platform net additions, which is a measure of the new wireless subscribers we gain, net of deactivations.	Measures the degree to which we have attracted new subscribers to the Sprint brand.
Generating Cash	Adjusted EBITDA, which means Adjusted Operating Income Before Depreciation and Amortization less severance, exit costs and other special items. Includes certain impacts from the SoftBank Merger and Clearwire Acquisition that were not included in the standalone plan from which the 2013 STIC targets were established.	Measures our ability to generate cash and profit, which are critical to our ability to invest in our business and service our debt.

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Executive Compensation

The Compensation Committee approved the effective aggregate payout percentage for the 2013 STIC plan at 118.96% of the target award opportunity for all eligible employees who participated in the 2013 STIC plan for the full fiscal year 2013, including our named executive officers, based on actual performance results. Our 2013 STIC plan objectives, targets, and actual results are summarized in the tables below.

Fiscal Year 2013 First Half-Year Performance Period
Objective	Weight	Target	Actual Results	Percent Payout
Sprint Platform Postpaid Subscriber Churn	30%	1.87%	1.83%	116.7%
Sprint Platform Net Additions	20%	549,000	989,000	200.0%
Adjusted EBITDA	50%	$2,582 million	$2,782 million	200.0%
First Half-Year Payout				175.01%

Fiscal Year 2013 Second Half-Year Performance Period
Objective	Weight	Target	Actual Results	Percent Payout
Sprint Platform Postpaid Subscriber Churn	30%	1.88%	2.03%	28.56%
Sprint Platform Net Additions	20%	223,000	(212,000)	0%
Adjusted EBITDA	50%	$2,909 million	$2,930 million	110.53%
Second Half-Year Payout				63.83%

Payouts under the 2013 STIC plan were capped at 200% of target opportunity. The payout for the second half-year performance period was computed by adding the first half-year performance achievements that were above the 200% payout level for Sprint platform net additions and adjusted EBITDA to the second half-year achievement. We outperformed our adjusted EBITDA target for each of the six-month periods during fiscal year 2013; however, we underperformed on our performance objectives set for Sprint platform postpaid subscriber churn and Sprint platform net additions in the second half of 2013, despite having highest-ever Sprint platform subscribers at December 31, 2013 of 53.9 million. This occurred at a time of continued modernization of our network, including our expansion of 4G LTE to more than 200 million people and launching Sprint SparkTM in 11 markets as of December 31, 2013.

Our Compensation Committee did not establish financial and operational objectives and respective weightings and targets for the Transition Period. As a result, no payouts under our STIC plan related to performance during the Transition Period were made.

LTIC Plan

Our LTIC plan is designed to encourage retention, link payment of performance-based awards to achievement of financial and operational objectives critical to our long-term success, and create commonality of interests between our executives and our stockholders. By dovetailing with the STIC plan, it is also intended to create balance between short-term, or annual, performance goals and longer-term objectives that are critical to growing and sustaining stockholder value. We granted two types of awards under our 2013 LTIC plan:

•	Time-based restricted stock units (RSUs)—vest on February 27, 2016.
•	Performance-based RSUs—vest on February 27, 2016, with payout conditioned on achievement of a predetermined performance objective during a single two-year performance period of 2014-2015.

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Executive Compensation

The Compensation Committee selected the following primary objective to support our efforts with respect to the performance-based RSUs under the 2013 LTIC plan:

Priority	Objective	Rationale
Generating Cash	Cumulative adjusted EBITDA	Measures our ability to generate cash and profit, which are critical to our ability to invest in our business and service our debt.

The Compensation Committee selected cumulative adjusted EBITDA as the primary objective in order to emphasize long-term focus on earnings and growing subscribers and revenues. Sprint offers wireless services on a postpaid and prepaid payment basis to retail subscribers and also on a wholesale and affiliate basis, which includes the sale of wireless services that utilize the Sprint network but are sold under a wholesaler’s brand. Payment on the adjusted EBITDA objective noted above in excess of 150% up to 200% of the targeted opportunity is contingent on achieving an additional objective of retail net subscriber additions, which includes both prepaid and postpaid additions but excludes wholesale and affiliate additions. The Compensation Committee believes use of retail net subscriber additions supports Sprint’s core focus of growing our subscriber base. Failure to attain the minimum threshold achievement level on the cumulative adjusted EBITDA performance objective results in forfeiture of the associated opportunity.

Pursuant to the terms of the SoftBank Merger Agreement, we delayed the grant of awards under the 2013 LTIC plan until after closing of the SoftBank Merger. As a result, awards under the 2013 LTIC plan were not granted on our typical schedule in February. Recognizing that participants would have received additional RSUs through the SoftBank Merger’s equity exchange process in the absence of this delay of the traditional February grant and that participants would have benefited from the value creation since February 2013 with respect to those awards, the Compensation Committee increased participants’ overall 2013 LTIC plan target opportunities by 15%. The Compensation Committee decided such increase also was appropriate in order to reward participants for their performance in the first half of 2013. The adjusted target opportunities under the 2013 LTIC plan for our executives are reflected in “—Compensation Overview—Components of Our Executive Compensation Program.” Mr. Draper did not participate in our 2013 LTIC plan, but he received a sign-on award of time-based RSUs on September 10, 2013, which is reflected in “—Compensation Overview—Components of Our Executive Compensation Program.”

Consistent with its decisions regarding the STIC plan for the Transition Period, our Compensation Committee did not establish financial and operational objectives and respective weightings and targets for the Transition Period. As a result, no grants under our LTIC plan related to performance were made during the Transition Period.

Corporate Governance Highlights

We endeavor to maintain good governance standards, including with respect to our executive compensation practices. Several highlights are listed below:

•	Our named executive officers are subject to a clawback provision in our incentive compensation programs, under which we may recover payouts thereunder to the extent based on financial results or operating metrics impacted by the named executive officer’s knowing or intentional fraudulent or illegal conduct.

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Executive Compensation

•	We have stock ownership guidelines. See “—Other Components of Executive Compensation—Stock Ownership Guidelines;”
•	Our named executive officers receive few perquisites, entitlements or elements of non-performance-based compensation, except for market-competitive salaries and modest benefits that are comparable to those provided to all employees;
•	Our severance benefits are positioned conservatively relative to market practices, with no benefit in excess of two times base salary plus annual incentive, change-in-control benefits payable only upon a “double-trigger” qualified termination, and no golden parachute excise tax gross-ups; and
•	The Compensation Committee retains Frederic W. Cook & Co., Inc. (Cook) as an independent advisor that performs no other work for the Company.

Setting Executive Compensation

Role of Compensation Consultant and Executive Officers

The Compensation Committee has retained Cook as its independent compensation consultant. Cook provides no services to us other than advisory services for executive and director compensation and has no other relationships with the Company. Cook works with management only at the request and under the direction of the Compensation Committee and only on matters for which the Compensation Committee has oversight responsibility. The Compensation Committee has assessed the independence of Cook and other advisors to the Compensation Committee, as required under NYSE listing rules. The Compensation Committee has also considered and assessed all relevant factors, including those required by the SEC that could give rise to a potential conflict of interest with respect to Cook and its other advisors during 2013. Based on this review, the Compensation Committee did not identify any conflict of interest raised by the work performed by any advisors to the Compensation Committee.

Representatives of Cook attend Compensation Committee meetings at the Compensation Committee’s request and provide guidance to the Compensation Committee on a variety of compensation issues. The primary point of contact at Cook frequently communicates with the chair of the Compensation Committee and interacts with all Compensation Committee members without management present.

Cook has reviewed the compensation components and levels for our named executive officers and advised the Compensation Committee on the appropriateness of our compensation programs, including our incentive and equity-based compensation plans, retention incentives and proposed employment agreements, as these matters arose during the year. The Compensation Committee has directed that Cook provide this advice taking into account our overall executive compensation philosophy as described above. Cook prepares benchmarking data discussed below, reviews the results with the Compensation Committee, and provides recommendations and an opinion on the reasonableness of new compensation plans, programs and arrangements.

In addition to its ongoing support of the Compensation Committee and continuous advice on compensation design, levels and emerging market practices, Cook periodically conducts a comprehensive review of our overall executive compensation program, including direct and indirect elements of compensation, to ensure that the program operates in support of our short- and long-term financial and strategic objectives and that it aligns with evolving corporate governance “best practices.”

Notice of Annual Meeting and Proxy Statement | 29

Executive Compensation

Our CEO periodically discusses the design of and makes recommendations with respect to our compensation programs and the compensation levels of our other named executive officers and certain key personnel with the Compensation Committee. Our CEO does not make recommendations to the Compensation Committee with regard to his own compensation; rather, Cook provides the Compensation Committee with an annual report on CEO compensation and a range of alternatives with regard to potential changes.

Process for Setting Executive Compensation

The Compensation Committee annually reviews the compensation packages of our named executive officers in the form of “tally sheets.” These tally sheets value each component of compensation and benefits, including a summary of the outstanding equity holdings of each named executive officer as of year-end and the value of such holdings at various assumed stock prices. The tally sheets also set forth the estimated value that each of our named executive officers would realize upon termination under various scenarios.

The Compensation Committee uses these tally sheets when considering adjustments to base salaries and awards of equity-based or other remuneration and in establishing incentive plan target opportunity levels as follows:

•	comparing each named executive officer’s total compensation against a similar position in our peer group;
•	understanding the impact of decisions on each individual element of compensation on total compensation for each named executive officer;
•	evaluating total compensation of each named executive officer from an internal equity perspective; and
•	assuring that equity compensation represents a portion of each named executive officer’s total compensation that is in line with our philosophy of motivating the executives to align their interests with our stockholders.

Although the Compensation Committee reviews and considers the amounts realizable by our named executive officers under different termination scenarios, including those in connection with a change in control, as well as the current equity-based award holdings, these are not the primary considerations in the assessment and determination of annual compensation for our named executive officers.

Use of Benchmarking Data

To assist in setting total compensation levels that are reasonably competitive, the Compensation Committee annually reviews market trends in executive compensation and a competitive analysis prepared by Cook. This information is derived from the most recent proxy statement data of companies in a peer group of telecommunications and high-technology companies and, where limited in its functional position match to our executives, is supplemented with data on our peer group from a published compensation survey prepared by Towers Watson of approximately 80 participating industry companies all with revenues exceeding $4 billion.

Taking into consideration the recommendation of Cook, the Compensation Committee determines companies for our peer group based on similarity of their business model and product offerings as well as comparability from a size perspective, including annual revenue, market capitalization, net income, enterprise value and number of employees. For example, our

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revenue is above the median of our peer group while our enterprise value is below the median. The Compensation Committee approved the use of the following 12 companies for its fiscal year 2013 executive compensation benchmarking analysis:

AT&T, Inc., CenturyLink, Inc., Comcast Corporation, Computer Sciences Corporation, Dell Inc., DIRECTV, Motorola Solutions, Inc., Qualcomm Incorporated, Texas Instruments Incorporated, Time Warner Cable, Inc., Verizon Communications Inc., and Xerox Corporation.

In September 2013, we made the following changes to our peer group for future executive compensation decisions: removed Dell Inc. from our peer group given its transition to a privately-held company and added Cisco Systems, Inc., EMC Corporation and Intel Corporation, based on size, business comparability and other relevant factors.

The Compensation Committee does not follow a specific formula in making its pay decisions, but rather uses benchmarks as a frame of reference and generally targets total compensation at the median of our peer group to reflect our relative position within it. Based on performance against predetermined goals and changes in total stockholder return over time, this approach results in an opportunity to earn total payouts above median market rates for over-achievement and below the median for under-achievement relative to the peer group. The Compensation Committee exercises its judgment by taking into consideration a multitude of other important factors such as experience, individual performance, and internal pay equity in setting target compensation levels, but actual payouts under our variable incentive plans are primarily determined based on formulaic outcomes. With respect to our named executive officers’ total targeted compensation for 2013, excluding Mr. Hesse’s retention awards, Messrs. Elfman and Euteneuer were above the median, and the remaining named executive officers, including our CEO, were below the median for the peer group.

Primary Components of Executive Compensation

Following is a discussion and analysis of the primary elements of our named executive officer compensation program. These components are available to each named executive officer throughout a typical 12 month period; however, not all were implicated during the three-month Transition Period.

Base Salary

Base salary is designed to attract and retain executives. Our named executive officers’ salaries are based on a number of factors, including the nature, responsibilities and reporting relationships of the position, individual performance of the executive, salary levels for incumbents in comparable positions at peer companies, as well as other executives within our organization, and experience and tenure of the executive.

Mr. Johnson’s base salary was increased to $625,000 in 2013 due to a significant increase in job responsibilities as President, Sprint Retail and Chief Service and Information Technology Officer. Mr. Draper’s base salary was increased to $375,000 in 2013 due to a significant increase in job responsibilities as President, Prepaid. The base salaries of both Messrs. Johnson and Draper after their respective salary increases remained below median for the peer group.

None of our named executive officers received an increase in base salary during the Transition Period.

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Short-Term Incentive Compensation Plan

Our STIC plan is our annual cash bonus plan, which we believe will ultimately result in an increase in stockholder value because our incentives under it are linked to business objectives that we believe will deliver our long-term success.

As required under the SoftBank Merger Agreement, the Compensation Committee used two six-month performance periods for determining the amount of plan payments under the 2013 STIC plan rather than one annual performance period. Based on performance against stated objectives, our named executive officers must have been employed through December 31, 2013 in order to be eligible to receive full compensation for the performance period. A prorated payout is received by employees who are terminated during the year as the result of death, disability, retirement, or involuntary termination without cause.

In February 2013, the Compensation Committee established financial and operational objectives and their respective weightings and targets for the first half-year 2013 performance period, continuing to balance our senior management team’s and other plan participants’ focus among our most critical financial and strategic objectives, which remained as growing revenue and earnings while increasing subscriber growth and reducing churn. To that end, the Compensation Committee established the following objectives and weightings for the first half of 2013:

•	adjusted EBITDA, 50%;
•	Sprint platform postpaid subscriber churn, 30%; and
•	Sprint platform net additions, 20%.

Following the close of the SoftBank Merger, the Compensation Committee reaffirmed the stated objectives from the first half-year 2013 performance period by establishing the same objectives for the second half of 2013.

To further our goal of tying a significant portion of each named executive officer’s total annual compensation to our business performance, the STIC plan provides for a payment equal to the named executive officer’s targeted opportunity (set at a percentage of his base salary) only if our actual results meet the targets. Similarly, a payment in excess of a named executive officer’s targeted opportunity may be made if our actual performance exceeds the targeted objectives (capped at 200%), a payment below targeted opportunity may be made if our actual performance is below the target objectives but exceeded the minimum threshold level, and no payout would be made if our actual performance does not exceed the minimum threshold level. As previously disclosed on Sprint’s Current Report on Form 8-K filed on May 4, 2012, Mr. Hesse agreed to a reduction in his target opportunity under the 2012 STIC plan from 200% to 170%, which returned his incentive opportunity to his 2010 level. Also, in connection with Mr. Draper’s entry into an employment agreement with Sprint and his increased responsibilities, Mr. Draper’s targeted STIC opportunity (expressed as a percentage of his base salary) increased in 2013.

As discussed above, the Compensation Committee did not establish STIC plan financial and operational objectives and respective weightings and targets for the Transition Period.

Long-Term Incentive Compensation Plan

Our LTIC plan serves our compensation objectives by linking payment to achievement of financial and operational objectives and by linking executive interests with those of our stockholders.

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Pursuant to the SoftBank Merger Agreement and following evaluation of the factors critical to driving long-term stockholder value, the Compensation Committee established the components and terms of the 2013 LTIC plan. Since 2009, the Compensation Committee has used performance units (cash-settled) as a component of awards under the LTIC plan. This was done during our turnaround phase when the stock price was low and highly volatile. However, the Compensation Committee returned to awards issued under the 2013 LTIC plan comprised solely of equity in light of the transformative SoftBank Merger and the desire to provide incentives for achieving long-term growth and alignment of stockholder interests. The Compensation Committee granted half of executives’ LTIC plan opportunities in the form of performance-based RSUs and half in time-based RSUs. The time-based RSUs were granted as a component in order to promote executive retention while allowing us to set aggressive performance goals for the performance-based RSUs component. In light of these considerations, the Compensation Committee established awards under the 2013 LTIC plan as follows:

•	Time-based RSUs—vest on February 27, 2016.
•	Performance-based RSUs—vest on February 27, 2016, with payout conditioned on achievement of a predetermined performance objective during a single two-year performance period of 2014-2015.

The 2013 LTIC plan places a longer-term focus on Company earnings and growing subscribers and revenues through establishing cumulative adjusted EBITDA as the primary performance objective. This metric was chosen for the performance period because it represents a critical financial and strategic objective. Payment on the adjusted EBITDA objective in excess of 150% up to 200% of the targeted opportunity is contingent on achieving an additional objective of retail net subscriber additions, which includes both prepaid and postpaid additions but excludes wholesale and affiliate additions. The Compensation Committee believes use of retail net subscriber additions as a performance objective under the 2013 LTIC plan supports Sprint’s core focus of growing our subscriber base.

Mr. Johnson’s target compensation under the 2013 LTIC plan increased in connection with his increased responsibilities discussed under “—Base Salary” above. His LTIC opportunity after the increase remained below median for the peer group. Otherwise, there were no changes in our named executive officers’ LTIC plan opportunities for 2013 compared to 2012.

As discussed above, the Compensation Committee did not grant awards under the LTIC plan during the Transition Period.

Other Compensation Decisions

On September 10, 2013, Mr. Elfman entered into an amendment to his employment agreement. In exchange for continuing his employment through the earlier of certain specified employment terminations and January 2, 2015, Mr. Elfman is entitled to the following under the amendment: (1) relocation of Mr. Elfman’s place of performance to Seattle, Washington, (2) any change in his reporting relationship to anyone other than the chief executive officer or the board would constitute an event of “good reason” as defined in the agreement; and (3) following termination under certain circumstances and execution of a general release, continued and/or prorated accelerated vesting of his then-outstanding equity as if he was involuntarily terminated without cause on his termination date.

Effective September 6, 2013, Mr. Draper entered into an employment agreement and was appointed President, Prepaid of Sprint. Mr. Draper formerly was Senior Vice President and Manager, Retail of Clearwire. On September 10, 2013, Mr. Draper received a sign-on award of

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131,579 RSUs. On February 21, 2014, Mr. Draper entered into an amendment to his employment agreement, which provided for tax assistance with respect to the Company’s payment of Mr. Draper’s state home sale transaction expenses in connection with his relocation from Kirkland, Washington to the vicinity of our Overland Park, Kansas headquarters as required under his employment agreement. These expenses are included in the summary compensation table in the “All Other Compensation” column for the Transition Period.

As a result of the SoftBank Merger, which complicated our ability to accurately measure performance based on the goals that were originally set, the performance units and performance-based RSUs granted under the 2012 LTIC plan and, with respect to the 2013 annual performance period, the 2011 LTIC plan, were deemed met at target. Amounts deemed earned at target for these awards are included in the summary compensation table in the “Non-Equity Incentive Plan Compensation” column for fiscal year 2013.

Other Components of Executive Compensation

Our named executive officers’ total rewards opportunities consist of a number of other elements important to our compensation philosophy for both fiscal year 2013 and the Transition Period of attracting, retaining, and motivating our named executive officers:

Employee Benefit Plans and Programs. Our compensation program includes a comprehensive array of health and welfare benefits in which our eligible employees, including our named executive officers, are eligible to participate. We pay all of the costs for some of these benefit plans, and participants contribute a portion of the cost for other benefit plans.

Retirement Programs. Our retirement program consists of the Sprint Corporation 401(k) Plan, which provides participants a fixed matching contribution on up to 4% of eligible compensation an opportunity to build financial security for their future. The amount of any matching contributions made by us to participating named executive officers is included in the “All Other Compensation” column of the summary compensation table.

Deferred Compensation. Certain employees, including our named executive officers, are offered the opportunity to participate in the Sprint Corporation Deferred Compensation Plan, a nonqualified and unfunded plan, under which they may defer to future years the receipt of certain compensation in addition to that eligible under the 401(k) plan. Participants may elect to defer up to 50% of base salary, up to 75% of STIC plan payments, and up to 75% of cash-based performance unit payouts made under the LTIC plan. We believe this plan helps attract and retain executives by providing the participant another tax efficient retirement plan. Participants elect to allocate deferred and any matching contributions among one or more hypothetical investment options, which include one option that tracks our common stock and other options that track broad-based bond and equity indices. Our plan provides for a matching contribution using the same matching contribution percentage as our 401(k) plan of eligible earnings above the applicable annual limit, which is intended to compensate highly-compensated employees for limitations placed on our 401(k) plan by federal tax law. For each of fiscal year 2013 and the Transition Period, Mr. Hesse participated in the Sprint Corporation Deferred Compensation Plan.

Personal Benefits and Perquisites. The limited personal benefits and perquisites that we provide to our named executive officers are intended to promote executive retention and to allow our executives to maximize their focus on the Company. These benefits are summarized in footnote 6 to the summary compensation table. As a result of the recommendations contained in an independent third-party security study, the Compensation Committee established an overall

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security program for Mr. Hesse. Under the security program, we currently provide Mr. Hesse with residential security systems and equipment, and he is required to use our aircraft for business and non-business travel. We believe these measures ensure the safety of Mr. Hesse and allow him to devote his full attention to Company business. Mr. Hesse is permitted to have his family accompany him on the corporate aircraft for business and non-business travel.

Change in Control. If a transaction that could result in a change in control were under consideration, we expect that our named executive officers would face uncertainties about how the transaction may affect their continued employment with us. We believe it is in our stockholders’ best interest if our named executive officers remain employed and focused on our business through any transition period following a change in control and remain independent and objective when considering possible transactions that may be in stockholders’ best interests but possibly result in the termination of their employment. Our change in control benefits accomplish this goal by providing each eligible named executive officer with a meaningful severance benefit in the event that a change in control occurs and, within a specified time period of the change in control, his employment is involuntarily terminated without “cause” or voluntarily terminated for “good reason.”

The Sprint Corporation Change in Control Severance Plan, which we refer to as the CIC plan, provides severance benefits to a select group of senior executives, including our named executive officers, in the event of a qualified termination of employment in connection with a transaction that results in a change in control. Any of these benefits payable would be reduced to the extent of any severance benefit otherwise available under any other applicable policy, program, or plan so that there would be no duplication of benefits. The benefits upon termination in connection with a change in control to which our named executive officers are entitled, as described in “—Potential Payments upon Termination of Employment or Change in Control,” are likewise competitive within our peer group.

The SoftBank Merger was a change in control under the Change in Control Severance Plan. On September 17, 2013, our board amended the plan to modify the definition of “Change in Control” to (i) exclude acquisitions by SoftBank or its controlled affiliates from the change in control trigger associated with a group (within the meaning of Section 13(d)(3) of the Securities Exchange Act) acquiring 30 percent or more of the combined voting power of the Company, and (ii) include Sprint Corporation ceasing to have equity securities trading on a national securities exchange as a change in control trigger. The board also amended the plan to include an “offset” of change in control benefits for pay and benefits received during any “WARN” notification period to align with such an offset provided in the broad-based separation plan.

Tax Deductibility of Compensation

Section 162(m) limits to $1 million the amount of non-performance-based remuneration that we may deduct from our taxable income in any tax year with respect to our CEO and the three other most highly compensated executive officers, other than the CFO, at the end of the year. Section 162(m) provides, however, that we may deduct from our taxable income without regard to the $1 million limit the full value of all “qualified performance-based compensation.”

Our base salary and perquisites and other personal benefits are not considered “qualified performance-based compensation” and therefore are subject to the limit on deductibility. Our STIC plan and LTIC plan awards may be considered “qualified performance-based compensation” if certain requirements are met, including among others that the maximum number of stock option or full value share awards and the maximum amount of other cash

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performance-based remuneration that may be payable to any one executive officer has been disclosed to and approved by stockholders prior to the award or payment.

The Compensation Committee considers Section 162(m) deductibility in designing our compensation program and incentive-based compensation plans. In general, we may design our STIC and LTIC plans to be compliant with the performance-based compensation rules of Section 162(m) in order to maximize deductibility. In certain circumstances, however, the Compensation Committee has determined it necessary in order to retain executives and attract candidates for senior level positions to offer compensation packages in which the non-performance-based elements exceed the $1 million Section 162(m) limit. The Compensation Committee makes no assurance that such compensation will be fully deductible for federal income tax purposes.

The awards under our 2013 STIC plan and performance-based RSUs under the 2013 LTIC plan are designed so that they may qualify as “qualified performance-based compensation” under Section 162(m), except for those awards to Mr. Johnson due to the terms of his employment agreement.

For the 2013 STIC plan, the Compensation Committee for the first six-month performance period, and a sub-committee comprised of Messrs. Bethune and Mullen (the “Section 16 Sub-Committee”) of the Compensation Committee for the second six- month performance period, established Section 162(m) objectives for the named executive officers potentially subject to Section 162(m) at a small fraction of a percentage of our adjusted operating income. The Compensation Committee and Section 16 Sub-Committee are precluded from exercising upward discretion to the payout achieved under these objectives. The Section 16 Sub-Committee exercised its discretion to make payments under the 2013 STIC plan at levels below the payout achieved under the Section 162(m) objectives for both performance periods during 2013 as guided by the performance metrics discussed under “Performance and Key Compensation Decisions—STIC Plan.”

For the performance-based RSU award for the 2013 LTIC plan, the Section 16 Sub-Committee established a Section 162(m) objective for the named executive officers potentially subject to Section 162(m) based on cumulative adjusted operating income during a single two-year performance period of 2014-2015. The Section 16 Sub-Committee is precluded from exercising upward discretion to the payout achieved under this objective.

The Section 16 Sub-Committee did not establish Section 162(m) objectives under the STIC plan or the LTIC plan for the Transition Period.

Stock Ownership Guidelines

We have stock ownership guidelines for our named executive officers and other members of our senior management team. The board believes ownership by executives of a meaningful financial stake in our Company serves to align executives’ interests with those of our stockholders. Our guidelines encourage our CEO to hold shares of our common stock with a value equal to five times his base salary, and encourage the other named executive officers to hold shares of our common stock with a value equal to three times their respective base salaries. Eligible shares and share equivalents counted toward ownership consist of:

•	restricted stock or RSUs;
•	common or preferred stock, including those purchased through our Employee Stock Purchase Plan;

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•	intrinsic value (the excess of the current stock price over the option’s exercise price) of vested, in-the-money stock options; and
•	share units held in our 401(k) plan and various deferred compensation plans.

Persons subject to the stock ownership guidelines have five years beginning on the date on which the person becomes subject to the ownership guidelines to achieve the ownership requirement. For fiscal year 2013, all of our named executive officers who had been with the Company for at least five years had met the stock ownership guidelines.

Stockholder Say-on-Pay Vote

We provide our stockholders with the opportunity to cast an annual advisory vote on named executive officer compensation (a “say-on-pay proposal”). At our last annual meeting of stockholders, 81% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee considered the voting results at discussions among its members during its meetings, and the Compensation Committee believes this vote affirms stockholders’ support of the Company’s approach to executive compensation. As a result of this consideration, we did not change our approach to named executive officer compensation in fiscal year 2013 or the Transition Period. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed Sprint’s Compensation Discussion and Analysis with management. Based on these reviews and discussions, the Compensation Committee recommended to the board that Sprint’s Compensation Discussion and Analysis be included in this proxy statement and the transition report on Form 10-K for the period ended March 31, 2014.

The Compensation Committee

Gordon M. Bethune, Chair

Ronald D. Fisher

Adm. Michael G. Mullen

Relationship of Compensation Practices to Risk Management

We have assessed whether there are any risks arising from our compensation policies and practices for our employees and factors that may affect the likelihood of excessive risk taking. Based on that review, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

In coming to this conclusion, in late 2013 and early 2014, our human resources department reviewed the Company’s incentive plans, surveying sales- and non-sales-related compensation programs, as well as executive and non-executive compensation programs. Pay philosophies, performance objectives and overall incentive plan designs were reviewed. Human resources discussed plan elements with representatives from the business functions responsible for incentive plan design and administration. Design features were assessed to determine whether there is a likelihood that incentive plans could encourage excessive risk-taking resulting in a material adverse effect on the Company and to ensure that appropriate governance is in place to mitigate risk under unforeseen circumstances. The results of this assessment were reviewed by the Compensation Committee in February and May 2014. In addition, the Compensation Committee’s independent consultant, Cook, considered risk in all aspects of the

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plans in which our executives participate and advised the Compensation Committee accordingly. Cook confirmed that there are no aspects of the programs described in the preceding Compensation Discussion and Analysis that create an incentive to take risks that are reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The table below summarizes the compensation of our named executive officers that is attributable to the three-month Transition Period ended March 31, 2014 and the fiscal years ended December 31, 2013, 2012, and 2011. The named executive officers are our President and CEO, our CFO, and our three other most highly compensated executive officers serving at March 31, 2014. Amounts included in “Non-Equity Incentive Plan Compensation” for 2013 include performance units granted under the 2012 LTIC plan, which, as provided for in the SoftBank Merger Agreement, were converted as if target performance had been achieved as of the closing date of the SoftBank Merger. Although these awards do not vest until December 31, 2014, the target amounts are required to be reported as earned in 2013 and account for nearly all of the increase over 2012 non-equity incentive plan compensation.

As previously disclosed, on May 4, 2012, Mr. Hesse agreed to a reduction in his 2012 base pay to repay amounts associated with a discretionary adjustment the Compensation Committee made under the incentive plan payouts for 2011 for the impact of the iPhone® on Sprint’s financial results. Amounts reported in the summary compensation table under the “Salary,” “Non-Equity Incentive Plan Compensation” and “Total” columns for 2012 and 2013 reflect amounts paid or awarded to Mr. Hesse before taking into account such repayments. The repayments are disclosed in supplemental columns under the headings “Salary Foregone” and “Non-Equity Incentive Plan Compensation Foregone.”

Each of our named executive officers has an employment agreement with us. For more information regarding our compensation philosophy and a discussion of the elements of our compensation program, see “—Compensation Discussion and Analysis.”

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Name and Principal Position	Fiscal Year	Salary ($)	Salary Foregone ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Non-Equity Incentive Plan Compensation Foregone ($)(5)	All Other Compensation ($)(6)	Total ($)
Daniel R. Hesse President and Chief Executive Officer	3 months ended 3/31/2014	300,000	—	—	—	—	—	—	13,299	313,299
	2013	1,200,000	—	—	27,782,547	6,291,160	13,431,914	(2,000,000)	372,078	49,077,699
	2012	1,200,000	(346,223)	—	3,560,070	1,214,695	5,002,457	(362,592)	167,334	11,144,556
	2011	1,200,000	—	829,322	3,222,768	1,692,000	4,844,272	—	94,289	11,882,651
Joseph J. Euteneuer Chief Financial Officer	3 months ended 3/31/2014	193,750	—	—	—	—	—	—	19,708	213,458
	2013	775,000	—	—	4,776,268	—	3,531,887	—	10,200	9,093,355
	2012	775,000	—	—	1,215,727	742,609	1,430,935	—	14,875	4,179,146
	2011	551,442	—	688,150	930,557	689,755	895,935	—	77,088	3,832,927
Dow Draper President Prepaid	3 months ended 3/31/2014	93,750	—	—	—	—	—	—	156,951	250,701

	2013	172,462	—	—	832,895	—	94,023	—	46,000	1,145,380
Steven L. Elfman President Products and Services	3 months ended 3/31/2014	162,500	—	—	—	—	—	—	—	162,500
	2013	650,000	—	—	4,448,210	—	3,133,242	—	182,922	8,414,374
	2012	650,000	—	—	1,319,200	689,565	1,561,531	—	14,875	4,235,171
	2011	650,000	—	251,232	868,963	596,097	1,470,688	—	7,837	3,844,817
Robert L. Johnson President Sprint Retail and Chief Service and Information Technology Officer	3 months ended 3/31/2014	156,250	—	—	—	—	—	—	—	156,250
	2013	566,981	—	—	2,163,490	—	1,645,661	—	10,200	4,386,332
	2012	523,846	—	—	597,376	318,261	847,621	—	14,875	2,301,979
	2011	486,308	—	123,842	372,019	256,780	718,990	—	47,578	2,005,517

(1)	As previously disclosed on Sprint’s Current Report on Form 8-K filed on May 4, 2012, Mr. Hesse agreed to a reduction in his base pay to repay amounts associated with a discretionary adjustment the Compensation Committee made under the incentive plan payouts for 2011 for the impact of the iPhone® on Sprint’s financial results.

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(2)	The value shown for 2013 is the sum of several awards, including performance-based RSU awards allocable to the 2013 performance period under the 2011 LTIC plan plus time- and performance-based RSU awards under the 2013 LTIC plan. The value shown for Mr. Hesse also includes a retention award in the form of time-based RSUs. The value shown for Mr. Draper consists of a sign-on award of time-based RSUs.

	2011 pRSUs ($)	2013 RSUs ($)	2013 pRSUs ($)	Retention RSUs ($)	Sign-on RSUs ($)	Total ($)
Hesse	1,884,969	6,900,003	7,940,384	11,057,191	—	27,782,547
Euteneuer	447,821	2,012,501	2,315,946	—	—	4,776,268
Draper	—	—	—	—	832,895	832,895
Elfman	428,946	1,868,747	2,150,517	—	—	4,448,210
Johnson	184,778	919,998	1,058,714	—	—	2,163,490

For the 2013 RSU awards, the value represents the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718 as of the date the Compensation Committee approved the applicable objectives and targets for the two-year performance period under the 2013 LTIC plan. The performance-based RSUs granted under the 2013 LTIC plan are based on target opportunity and vest on February 27, 2016 but are also subject to performance-based vesting conditions. Payout values for performance-based RSUs under the 2013 LTIC plan based on maximum performance and grant date fair market value would be $15,880,768 for Mr. Hesse, $4,631,892 for Mr. Euteneuer, $4,301,034 for Mr. Elfman, and $2,117,428 for Mr. Johnson. The time-based RSUs granted under the 2013 LTIC plan vest on February 27, 2016. The RSUs under the 2011 LTIC plan are allocated one-third to each annual performance period from 2011-2013 and represent the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718 as of the date the Compensation Committee approved the applicable objectives and targets for the 2013 performance period. Each annual performance target was set by the Compensation Committee at the start of each respective single year performance period under the 2011 LTIC plan. The sign-on RSUs granted to Mr. Draper vest 25% on each of September 10, 2014, September 10, 2015, September 10, 2016 and September 10, 2017; the reported value represents the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For more information regarding Mr. Hesse’s retention award, see “—Compensation Discussion and Analysis—Setting Executive Compensation—Other Compensation Decisions for 2013.” For more information regarding the 2013 LTIC plan, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Long-Term Incentive Compensation Plan.” For more information regarding Mr. Draper’s sign-on award, see “—Compensation Discussion and Analysis—Compensation Overview—Components of Our Executive Compensation Program.”

(3)	Represents the grant date fair value of options granted in 2013 computed in accordance with FASB ASC Topic 718. The grant date fair value for the options awarded is $3.63 per share. See “—Note 2—Summary of Significant Accounting Policies” in Sprint’s Transition Report on Form 10-K for the fiscal year ended March 31, 2014 for more information. For more information regarding Mr. Hesse’s retention award, see “—Compensation Discussion and Analysis—Setting Executive Compensation—Other Compensation Decisions for 2013.”

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(4)	The value shown for 2013 is the sum of performance unit awards under the 2011 LTIC plan allocable to the 2013 performance period, performance unit awards earned in 2013 under the 2012 LTIC plan, and the payout under the 2013 STIC plan.

	2013 STIC Plan ($)	2011 Performance Units ($)	2012 Performance Units ($)	Total ($)
Hesse	2,855,114	1,956,800	8,620,000	13,431,914
Euteneuer	1,198,553	583,334	1,750,000	3,531,887
Draper	94,023	—	—	94,023
Elfman	966,575	541,667	1,625,000	3,133,242
Johnson	662,327	233,334	750,000	1,645,661

With respect to the 2013 STIC plan, with the exception of Mr. Draper, each named executive officer earned a payout of 118.96% of his targeted opportunity based on actual performance in 2013. Mr. Draper was not eligible to participate in the first half-year performance period under Sprint’s 2013 STIC plan because he was not a Sprint employee until the second half-year performance period. Mr. Draper earned a payout of 63.83% of his targeted opportunity based on actual performance from July 1, 2013 through December 31, 2013. For more information regarding our STIC plan, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Short-Term Incentive Compensation Plan.”

With respect to the performance units under the 2011 LTIC plan, the amount shown is the amount allocable to the 2013 performance period with respect to performance units granted by the Compensation Committee on February 23, 2011. The performance unit award under the 2011 LTIC plan is allocated one-third to each annual performance period for three years (2011-2013) and is payable in cash after the end of the three-year period. Each annual performance target is set by the Compensation Committee at the start of each respective single-year performance period, and the payout of the performance unit award may range from 0% to 150% based on the achievement of specified results. As a result of the SoftBank Merger, the performance units granted under the 2011 LTIC plan with respect to the 2013 annual performance period were deemed met at target, resulting in an aggregate payout percentage for our named executive officers of 100% for those awards. Performance units granted under the 2012 LTIC plan were deemed met at target as a result of the SoftBank Merger, resulting in an aggregate payout percentage for our named executive officers of 100% for those awards. See “—Note 2—Summary of Significant Accounting Policies” in Sprint’s Transition Report on Form 10-K for the fiscal year ended March 31, 2014 and “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.”

(5)	As previously disclosed on Sprint’s Current Report on Form 8-K filed on May 4, 2012, Mr. Hesse agreed to forfeit performance units valued at $2 million granted to him on February 22, 2012 under the 2012 LTIC plan and reduce his 2012 STIC plan opportunity from 200% of his annual base salary ($2.4 million) to 170% ($2.04 million), which returned his incentive opportunity to his 2010 level.

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(6)	Consists of perquisites and other personal benefits and tax gross-ups during fiscal year 2013 and the Transition Period as follows:

Transition Period

	Non-business use of Corporate Aircraft ($)(i)	Security Services ($)(ii)	Relocation Costs ($)(iii)	Tax Gross-Ups ($)(iv)
Hesse	6,265	7,034	—	—
Euteneuer	—	—	10,554	9,155
Draper	—	—	139,117	17,834
Elfman	—	—	—	—
Johnson	—	—	—	—

(i)	The incremental cost of use of our aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, engine warranty expense, contract labor expense and other trip expenses) by the total flight hours for the past 12 months and multiplying such amount by the individual’s total number of flight hours for non-business use for the year.

(ii)	The Compensation Committee has established an overall security program for Mr. Hesse. Under the security program, we provided Mr. Hesse with residential security systems and equipment and he was required to use our aircraft for business travel as well as non-business travel. Mr. Hesse was permitted to have his family accompany him on the corporate aircraft for business and non-business travel.

(iii)	For Mr. Euteneuer, consists of relocation costs incurred in connection with relocation of Mr. Euteneuer’s principal residence to the Overland Park, Kansas area.

For Mr. Draper, consists of relocation costs incurred in connection with relocation of Mr. Draper’s principal residence to the Overland Park, Kansas area. For more information regarding Mr. Draper’s relocation, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.”

(iv)	For Mr. Euteneuer, consists of tax gross-ups in connection with relocation of Mr. Euteneuer’s principal residence to the Overland Park, Kansas area.

For Mr. Draper, consists of tax gross-ups in connection with relocation of Mr. Draper’s principal residence to the Overland Park, Kansas area. For more information regarding Mr. Draper’s relocation, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.

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Fiscal Year 2013

	Non-business use of Corporate Aircraft ($)(i)	Security Services ($)(ii)	Relocation Costs ($)(iii)	Tax Gross-Ups ($)(iv)	Legal Fees and Other ($)(v)	Company Contributions to 401(k) and Deferred Compensation Plans ($)
Hesse	6,686	8,687	—	—	226,794	129,911
Euteneuer	—	—	—	—	—	10,200
Draper	—	—	45,100	—	900	—
Elfman	—	—	143,549	29,173	—	10,200
Johnson	—	—	—	—	—	10,200

(i)	The incremental cost of use of our aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, engine warranty expense, contract labor expense and other trip expenses) by the total flight hours for the past twelve months and multiplying such amount by the individual’s total number of flight hours for non-business use for the year.

(ii)	The Compensation Committee has established an overall security program for Mr. Hesse. Under the security program, we provided Mr. Hesse with residential security systems and equipment and he was required to use our aircraft for business travel as well as non-business travel. Mr. Hesse was permitted to have his family accompany him on the corporate aircraft for business and non-business travel.

(iii)	For Mr. Draper, consists of relocation costs incurred in connection with relocation of Mr. Draper’s principal residence to the Overland Park, Kansas area. For more information regarding Mr. Draper’s relocation, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.”

For Mr. Elfman, consists of relocation costs in connection with relocation of Mr. Elfman’s principal place of work to Seattle, Washington. For more information regarding Mr. Elfman’s relocation, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.”

(iv)	Consists of tax gross-ups in connection with relocation of Mr. Elfman’s principal place of work to Seattle, Washington. For more information regarding Mr. Elfman’s relocation, see “—Compensation Discussion and Analysis—Primary Components of Executive Compensation—Other Compensation Decisions.”

(v)	For Mr. Hesse, consists of legal fees relating to the negotiation of Mr. Hesse’s employment contract. For Mr. Draper, consists of phone allowance.

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Executive Compensation

Grants of Plan-Based Awards

Transition Period. No grants of plan-based awards were made to our named executive officers during the Transition Period.

Fiscal year 2013. The table below summarizes awards under our 2013 STIC and LTIC incentive plans and other option awards to our named executive officers for the fiscal year ended December 31, 2013. These awards consisted of the following:

•	Awards granted pursuant to our 2013 STIC plan;
•	Performance units and performance-based RSUs granted for the 2013 portion of our 2011 LTIC plan;
•	Time-based and performance-based RSUs granted pursuant to our 2013 LTIC plan;
•	Stock options and time-based RSUs granted to Mr. Hesse in connection with Mr. Hesse’s new employee agreement as described in “—Compensation Discussion and Analysis—Performance and Key Compensation Decisions;” and
•	Time-based RSUs granted to Mr. Draper in connection with Mr. Draper’s sign-on award as described in “—Compensation Discussion and Analysis—Compensation Overview—Components of Our Executive Compensation Program.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Hesse	2/27	STI(1)	600,000	2,400,000	4,800,000	—	—	—	—	—	—	—
	2/27	LTI(2)	1,467,600	5,870,400	8,805,600	—	—	—	—	—	—	—
	2/27	pRSU(3)	—	—	—	—	321,667	321,667	—	—	—	1,884,969
	9/16	pRSU(4)	—	—	—	298,960	1,195,841	2,391,682	—	—	—	7,940,384
	7/24	RSU(5)	—	—	—	—	—	—	1,195,841	—	—	6,900,003
	8/1	RSU(6)	—	—	—	—	—	—	1,733,102	—	—	11,057,191
	8/1	SO(7)	—	—	—	—	—	—	—	1,733,102	6.38	6,291,160
Euteneuer	2/27	STI(1)	251,875	1,007,500	2,015,000	—	—	—	—	—	—	—
	2/27	LTI(2)	437,500	1,750,000	2,625,000	—	—	—	—	—	—	—
	2/27	pRSU(3)	—	—	—	—	76,420	76,420	—	—	—	447,821
	9/16	pRSU(4)	—	—	—	87,197	348,787	697,574	—	—	—	2,315,946
	7/24	RSU(5)	—	—	—	—	—	—	348,787	—	—	2,012,501
Draper	2/27	STI(1)	36,826	147,303	294,606	—	—	—	—	—	—	—
	9/10	RSU(8)	—	—	—	—	—	—	131,579	—	—	832,895
Elfman	2/27	STI(1)	203,125	812,500	1,625,000	—	—	—	—	—	—	—
	2/27	LTI(2)	406,250	1,625,000	2,437,500	—	—	—	—	—	—	—
	2/27	pRSU(3)	—	—	—	—	73,199	73,199	—	—	—	428,946
	9/16	pRSU(4)	—	—	—	80,968	323,873	647,746	—	—	—	2,150,517
	7/24	RSU(5)	—	—	—	—	—	—	323,873	—	—	1,868,747
Johnson	2/27	STI(1)	142,757	571,027	1,142,054	—	—	—	—	—	—	—
	2/27	LTI(2)	175,000	700,000	1,050,000	—	—	—	—	—	—	—
	2/27	pRSU(3)	—	—	—	—	31,532	31,532	—	—	—	184,778
	9/16	pRSU(4)	—	—	—	39,861	159,445	318,890	—	—	—	1,058,714
	7/24	RSU(5)	—	—	—	—	—	—	159,445	—	—	919,998

(1)

STI—Represents the threshold, target and maximum estimated possible payouts for fiscal year 2013 under our 2013 STIC plan. With the exception of Mr. Draper, payouts under the 2013 STIC plan, which were based on our 2013 actual performance compared to the financial and operating objectives of the

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plan, were made at approximately 118.96% of each named executive officer’s target opportunity. With the exception of Mr. Draper, each named executive officer earned a payout of 118.96% of his targeted opportunity based on actual performance in 2013. Mr. Draper was not eligible to participate in the first half-year performance period under Sprint’s 2013 STIC plan because he was not a Sprint employee until the second half-year performance period. Mr. Draper earned a payout of 63.83% of his targeted opportunity based on actual performance from July 1, 2013 through December 31, 2013. Payouts under the 2013 STIC plan are reflected in the summary compensation table in the column entitled “Non-Equity Incentive Plan Compensation.” Each performance objective under the plan had a threshold achievement level, below which there would be no payout, a target achievement level, at which the target opportunity would be paid, and a maximum achievement level, at which 200% of the target would be paid for the annual performance period. For purposes of this table, the minimum estimated possible payout assumes that the threshold achievement level was satisfied and for target, assumes payout at satisfaction of target. For more information on the 2013 STIC plan, see “Compensation Discussion and Analysis—Components of our Executive Compensation Program—Performance and Key Compensation Decisions—STIC Plan.”

(2)	LTI—Represents the threshold, target and maximum estimated possible payouts for the 2013 portion of performance units granted by the Compensation Committee on February 23, 2011 under our 2011 LTIC plan; the summary compensation table reflects target payouts, as described in footnote 3 thereto. As a result of the SoftBank Merger, the performance units granted under the 2011 LTIC plan with respect to the 2013 annual performance period were deemed met at target, resulting in an aggregate payout percentage for our named executive officers of 100% for those awards.

(3)	pRSUs—Represents a performance-based RSU award for the 2013 portion of our 2011 LTIC plan, which, as granted, was payable only upon satisfaction of performance conditions, and now is payable at target in accordance with the SoftBank Merger Agreement and vested 100% on February 23, 2014 (April 4, 2014 for Mr. Euteneuer).

(4)	pRSUs—Represents a performance-based RSU award granted under our 2013 LTIC plan, which is subject to adjustment in accordance with the performance objectives. Vesting occurs 100%, as adjusted for achievement in the two-year performance period ending on December 31, 2015, on February 27, 2016.

(5)	RSUs—Represents a time-based RSU award granted under our 2013 LTIC plan. Vesting occurs 100% on February 27, 2016.

(6)	RSUs—Represents a time-based RSU award granted to Mr. Hesse. Vesting occurs 100% on August 1, 2018.

(7)	SO—Represents stock options granted to Mr. Hesse. Vesting occurs 100% on August 1, 2018.

(8)	RSUs—Represents a time-based RSU award granted to Mr. Draper. Vesting occurs 25% on each of September 10, 2014, September 10, 2015, September 10, 2016 and September 10, 2017.

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Option Exercises and Stock Vested

Transition Period. The table below summarizes option awards that were exercised and stock awards that vested for the Transition Period with respect to each of our named executive officers.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Hesse	—	—	958,903 (2)	8,112,319
Euteneuer	—	—	—	—
Draper	—	—	—	—
Elfman	—	—	218,207 (3)	1,846,031
Johnson	—	—	93,997 (4)	795,215

(1)	Amounts reflect the average high and low common stock price as reported on the NYSE composite of the underlying common stock on the day the RSU award vested multiplied by the number of shares that vested.

(2)	Mr. Hesse surrendered 459,794 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Hesse receiving 499,109 shares of our common stock.

(3)	Mr. Elfman surrendered 91,538 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Elfman receiving 126,669 shares of our common stock.

(4)	Mr. Johnson surrendered 43,662 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Johnson receiving 50,335 shares of our common stock.

Fiscal year 2013. The table below summarizes option awards that were exercised and stock awards that vested in 2013 with respect to each of our named executive officers for the fiscal year ended December 31, 2013.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Hesse	—	—	738,781 (2)	4,332,951
Euteneuer	—	—	—	—
Draper	—	—	—	—
Elfman	—	—	221,634 (3)	1,299,883
Johnson	871,267	6,207,777	94,564 (4)	554,618

(1)	Amounts reflect the average high and low common stock price as reported on the NYSE composite of the underlying common stock on the day the option shares were exercised or RSU award vested multiplied by the number of shares that vested or were exercised.

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(2)	Mr. Hesse surrendered 323,775 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Hesse receiving 415,006 shares of our common stock.

(3)	Mr. Elfman surrendered 97,133 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Elfman receiving 124,501 shares of our common stock.

(4)	Mr. Johnson surrendered 32,352 shares of common stock receivable upon the vesting of his RSU award to satisfy tax withholding obligations, resulting in Mr. Johnson receiving 62,212 shares of our common stock.

Outstanding Equity Awards at Fiscal Year-End

Transition Period. The table below summarizes option and equity awards outstanding as of March 31, 2014 held by each of our named executive officers based on the closing price of a share of our common stock of $9.19 on that date.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Hesse	—		1,733,102	(2)	6.38	8/1/2023	4,044,201 (5)	37,166,207	1,195,841 (6)	10,989,778
	741,928	(3)	370,965	(3)	2.00	2/22/2022	—	—	—	—
	1,005,977	(4)	—		3.76	2/23/2021	—	—	—	—
	508,070	(4)	—		3.09	3/16/2020	—	—	—	—
	2,968,678	(4)	—		3.22	2/25/2019	—	—	—	—
	573,795	(4)	—		5.84	3/26/2018	—	—	—	—
	1,117,753	(4)	—		12.45	12/17/2017	—	—	—	—
	1,117,753	(4)	—		14.94	12/17/2017	—	—	—	—
	1,425,135	(4)	—		17.42	12/17/2017	—	—	—	—
Euteneuer	453,580	(3)	226,791	(3)	2.00	2/22/2022	1,133,260 (5)	10,414,659	348,787 (6)	3,205,353
	254,447	(7)	127,224	(7)	4.14	4/4/2021	—	—	—	—
Draper	—		—		—	—	131,579 (5)	1,209,211	—	—
Elfman	421,181	(3)	210,591	(3)	2.00	2/22/2022	810,395 (5)	7,447,530	323,873 (6)	2,976,393
	354,409	(4)	—		3.76	2/23/2021	—	—	—	—
	304,841	(4)	—		3.09	3/16/2020	—	—	—	—
	989,677	(4)	—		3.22	2/25/2019	—	—	—	—
	172,138	(4)	—		7.06	5/4/2018	—	—	—	—
	487,038	(4)	—		8.48	5/4/2018	—	—	—	—
Johnson	97,196	(8)	97,196	(8)	2.00	2/22/2022	383,993 (5)	3,528,896	159,445 (6)	1,465,300
	50,890	(4)	—		3.76	2/23/2021	—	—	—	—
	32,517	(4)	—		3.09	3/16/2020	—	—	—	—

(1)	Market value is based on the closing price of a share of our common stock of $9.19 on March 31, 2014.

(2)	Stock options vest 100% on August 1, 2018.

(3)	Stock options vest/vested 33 1/3% on February 22, 2013, February 22, 2014 and February 22, 2015.

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(4)	Stock options are fully vested.

(5)	Consists of Mr. Hesse’s time-based RSU award of 1,733,102 shares that vest on August 1, 2018 and Mr. Draper’s time-based RSU award of 131,579 that vests 25% on September 10, 2014, September 10, 2015, September 10, 2016 and September 10, 2017.

Consists of Mr. Euteneuer’s restricted stock award of 32,718 shares that vested on April 4, 2014 and 227,809 performance-based RSUs that vested on April 4, 2014 and with respect to which the applicable performance periods have been completed.

Consists of time-based RSU awards that vest on February 27, 2016:

Name	Amount
Hesse	1,195,841
Euteneuer	348,787
Elfman	323,873
Johnson	159,445

Consists of performance-based RSUs that vest on February 22, 2015 and with respect to which the applicable performance periods have not been completed:

Name	Amount
Hesse	1,115,258
Euteneuer	523,946
Elfman	486,522
Johnson	224,548

(6)	Consists of performance-based RSUs that vest on February 27, 2016 and with respect to which the applicable performance periods have not been completed:

Name	Amount
Hesse	1,195,841
Euteneuer	348,787
Elfman	323,873
Johnson	159,445

(7)	Stock options vest/vested 33 1/3% on April 4, 2012, April 4, 2013 and April 4, 2014.

(8)	Stock options vest/vested 50% on February 22, 2014 and February 22, 2015.

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Fiscal year 2013. The table below summarizes option and equity awards outstanding as of December 31, 2013 held by each of our named executive officers for the fiscal year ended December 31, 2013 based on the closing price of a share of our common stock of $10.75 on that date.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Hesse	—		1,733,102	(2)	6.38	8/1/2023	5,003,104	(8)	53,783,368	1,195,841	(9)	12,855,291
	370,964	(3)	741,929	(3)	2.00	2/22/2022	—		—	—		—
	670,651	(4)	335,326	(4)	3.76	2/23/2021	—		—	—		—
	254,035	(5)	254,035	(5)	3.09	3/16/2020	—		—	—		—
	2,968,678	(7)	—		3.22	2/25/2019	—		—	—		—
	573,795	(7)	—		5.84	3/26/2018	—		—	—		—
	1,117,753	(7)	—		12.45	12/17/2017	—		—	—		—
	1,117,753	(7)	—		14.94	12/17/2017	—		—	—		—
	1,425,135	(7)	—		17.42	12/17/2017	—		—	—		—
Euteneuer	226,790	(3)	453,581	(3)	2.00	2/22/2022	1,133,260	(8)	12,182,545	348,787	(9)	3,749,460
	254,447	(10)	127,224	(10)	4.14	4/4/2021	—		—	—		—
Draper	—		—		—	—	131,579	(8)	1,414,474	—		—
Elfman	210,590	(3)	421,182	(3)	2.00	2/22/2022	1,028,602	(8)	11,057,472	323,873	(9)	3,481,635
	236,272	(4)	118,137	(4)	3.76	2/23/2021	—		—	—		—
	228,630	(6)	76,211	(6)	3.09	3/16/2020	—		—	—		—
	989,677	(7)	—		3.22	2/25/2019	—		—	—		—
	172,138	(7)	—		7.06	5/4/2018	—		—	—		—
	487,038	(7)	—		8.48	5/4/2018	—		—	—		—
Johnson	—		194,392	(11)	2.00	2/22/2022	477,990	(8)	5,138,393	159,445	(9)	1,714,034
	—		50,890	(12)	3.76	2/23/2021	—		—	—		—
	—		32,517	(13)	3.09	3/16/2020	—		—	—		—

(1)	Market value is based on the closing price of a share of our common stock of $10.75 on December 31, 2013.

(2)	Stock options vest 100% on August 1, 2018.

(3)	Stock options vest/vested 33 1/3% on February 22, 2013, February 22, 2014 and February 22, 2015.

(4)	Stock options vest/vested 33 1/3% on February 23, 2012, February 23, 2013 and February 23, 2014.

(5)	Stock options vest/vested 50% on March 16, 2013 and March 16, 2014.

(6)	Stock options vest/vested 25% on March 16, 2011, March 16, 2012, March 16, 2013 and March 16, 2014.

(7)	Stock options are fully vested.

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(8)	Consists of Mr. Hesse’s time-based RSU award of 1,733,102 shares that vest on August 1, 2018 and Mr. Draper’s time-based RSU award of 131,579 that vests 25% on September 10, 2014, September 10, 2015, September 10, 2016 and September 10, 2017.

Consists of Mr. Euteneuer’s restricted stock award of 32,718 shares that vest on April 4, 2014 and performance-based RSUs for each named executive officer that vest on February 23, 2014 (April 4, 2014 for Mr. Euteneuer) and with respect to which the applicable performance periods have been completed:

Name	Amount
Hesse	958,903
Euteneuer	227,809
Elfman	218,207
Johnson	93,997

Consists of Mr. Hesse’s time-based RSU award of 1,733,102 shares that vest on August 1, 2018 and time-based RSUs for each named executive officer that vest on February 27, 2016:

Name	Amount
Hesse	1,195,841
Euteneuer	348,787
Elfman	323,873
Johnson	159,445

Consists of performance-based RSUs that vest on February 22, 2015 and with respect to which the applicable performance periods have not been completed:

Name	Amount
Hesse	1,115,258
Euteneuer	523,946
Elfman	486,522
Johnson	224,548

(9)	Consists of performance-based RSUs that vest on February 27, 2016 and with respect to which the applicable performance periods have not been completed:

Name	Amount
Hesse	1,195,841
Euteneuer	348,787
Elfman	323,873
Johnson	159,445
(10)	Stock options vest/vested 33 1/3% on April 4, 2012, April 4, 2013 and April 4, 2014.

(11)	Stock options vest 50% on February 22, 2014 and February 22, 2015.

(12)	Stock options vest 100% on February 23, 2014.

(13)	Stock options vest 100% on March 16, 2014.

Pension Benefits

None of our named executive officers for the Transition Period are entitled to pension benefits under the Company’s pension or retirement plans.

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Nonqualified Deferred Compensation

Certain employees, including our named executive officers, are entitled to participate in the Sprint Corporation Deferred Compensation Plan, a nonqualified and unfunded plan under which participants may defer to future years the receipt of certain compensation.

Transition Period. For the Transition Period, the plan permitted participants to defer up to 50% of base salary, up to 75% of their STIC plan payout and up to 75% of cash-based performance unit payouts made under the LTIC plan. To compensate participants for federal tax law limitations under our 401(k) plan, we match deferrals to the plan using the same matching contribution formula as our 401(k) plan for eligible compensation above the applicable annual limit, which for the calendar year 2014 is $260,000.

Name	Executive Contributions in Transition Period ($)(1)	Registrant Contributions in Transition Period ($)	Aggregate Earnings in Transition Period ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 3/31/2014 ($)
Hesse	158,910	—	13,392	—	1,443,727
Euteneuer	—	—	—	—	—
Draper	—	—	—	—	—
Elfman	—	—	—	—	—
Johnson	—	—	—	—	—

(1)	Includes contributions by Mr. Hesse with respect to base salary during the Transition Period and 2013 STIC plan payout, the amount of which is included in the summary compensation table in “Salary” and “Non-Equity Incentive Plan Compensation,” respectively.

Fiscal year 2013. For fiscal year 2013, the plan permitted participants to defer up to 50% of base salary and up to 75% of their STIC plan payout. We also matched deferrals to the plan in 2013 using the same matching contribution formula as our 401(k) plan for eligible compensation above the applicable annual limit, which for 2013 was $255,000. Of our named executive officers for the fiscal year ended December 31, 2013, only Mr. Hesse participated in this plan with respect to compensation earned during 2013. The table below summarizes the information with respect to this plan and the activity and balances with respect to the account of each named executive officer.

Name	Executive Contributions in 2013 ($)(1)	Registrant Contributions in 2013 ($)(2)	Aggregate Earnings In 2013 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2013 ($)(3)
Hesse	162,734	119,711	16,255	—	1,151,715
Euteneuer	—	—	—	—	—
Draper	—	—	—	—	—
Elfman	—	—	—	—	—
Johnson	—	—	—	—	—

(1)	Includes contributions by Mr. Hesse with respect to 2013 base salary and 2012 STIC plan compensation, the amounts of which are included in the 2013 Summary Compensation Table in the “Salary” and “Non-Equity Incentive Plan Compensation”.

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(2)	Represents matching contributions by us with respect to 2013 base salary deferrals on STIC plan compensation earned in 2013 but paid in 2014 and were credited to Mr. Hesse’s account on March 20, 2014, the respective amounts of which are included in the summary compensation table in the “All Other Compensation” column.

(3)	Represents the aggregate balance as of December 31, 2013, which does not include the matching contribution noted in footnote 2 above.

Compensation deferred by participants and any matching contributions made by us are credited to a bookkeeping account that represents our unsecured obligation to repay the participant in the future. Participants elect to allocate deferred and matching contributions among one or more hypothetical investment options, which include one option that tracks our common stock and other options that track broad-based bond and equity indices. Participants may change hypothetical investment elections only four times a year and at least three months must elapse between each change. Under the plan, the amount of our unfunded obligation is determined by tracking the value in the bookkeeping account according to the performance of the hypothetical investments.

Potential Payments upon Termination of Employment or Change in Control

Upon a termination of employment at the end of the Transition Period, as applicable, due to a resignation without good reason or termination by us with cause, our named executive officers would be entitled to only those payments and benefits provided to all our salaried employees on a non-discriminatory basis, including:

•	accrued salary and vacation pay; and
•	payment of any vested balances or accrued benefits under our 401(k) plan and deferred compensation plan, pension plan and supplemental executive retirement plan.

In addition, while none of our named executive officers satisfied the age and service requirements as of the end of the Transition Period, had their termination been at their normal retirement, they would be entitled to receive (consistent with benefits provided to all our salaried employees) (1) accelerated vesting of options granted with exercisability thereof for five years and of RSUs granted (except for those under the 2013 LTIC plan) with performance-based RSUs payable at target; (2) continued participation in group life and health plans; and (3) the 2012 LTIC plan performance unit award prorated to their termination date and payable based on actual performance. For more information on the retirement and deferred compensation benefits available to our named executive officers, see “—Setting Executive Compensation—Other Components of Executive Compensation.”

Pursuant to the terms of our named executive officers’ respective employment agreements or our Change in Control Severance Plan (CIC Severance Plan), upon an involuntary termination without cause or resignation for good reason (in connection with a change in control or not) or a termination in connection with their disability or death, our named executive officers would be entitled to not only their accrued benefits noted above, but other payments and benefits as set forth in more detail below.

While each of the applicable employment agreements and the Change in Control Severance Plan set forth relevant definitions in full, generally:

Change in control means: (1) the acquisition by a person or group, excluding SoftBank or its controlled affiliates, of 30% or more of Sprint’s voting stock; (2) a change in the composition of a majority of our directors; (3) the close of a merger, reorganization, business combination or

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similar transaction after which: (a) Sprint’s stockholders do not hold more than 50% of the combined entity, (b) the members of Sprint’s board do not constitute a majority of the directors of the combined entity, (c) a person or group holds 30% or more of the voting securities of the combined entity; (4) Sprint ceasing to have equity securities trading on a national securities exchange; or (5) the liquidation or dissolution of Sprint.

We have cause to terminate the employment of a named executive officer involuntarily where that officer materially breaches his employment agreement, fails to perform his duties, intentionally acts in a manner that is injurious to us, or violates our code of conduct.

Good reason means the occurrence of any of the following without the named executive officer’s consent:

•	our material breach of his employment agreement; a reduction in salary or short-term incentive compensation target opportunity, except for across-the-board reductions; certain relocations; or

•	in connection with a change in control:

¡	a significant and adverse reduction of a named executive officer’s duties or responsibilities or organizational status;
¡	the failure to provide a long-term incentive compensation opportunity comparable to other senior executives or a greater than 10% across-the-board reduction to any of base salary or short- or long-term incentive compensation opportunities; or
¡	our failure to obtain an agreement from a successor to assume the employment agreement.

As a condition to our named executive officers’ entitlement to receive the amounts below, except for vested retirement or death benefits, they would have been:

•	required to execute a release in favor of us;
•	subject to confidentiality and non-disparagement provisions on a permanent basis following the termination of their employment; and
•	for the duration of their payment period, prohibited from:
¡	engaging in certain employment activities with a competitor of ours;
¡	soliciting our employees and certain other parties doing business with us to terminate their relationship with us; and
¡	soliciting or assisting any party to undertake any action that would be reasonably likely to, or is intended to, result in a change in control or seek to control our board.

If the named executive officer breached any of these obligations, he would have no rights in, and we would have no obligation to provide, any severance benefits yet to be paid or provided under his employment agreement and any outstanding equity-based award granted under his employment agreement would have terminated immediately.

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The following table and footnotes, along with the narrative below, describe the potential payments and benefits that would be provided to our named executive officers upon each respective hypothetical March 31, 2014 termination of employment scenario, based on the closing price of a share of our common stock of $9.19 on that date. The Non-CIC column shows the amounts due to each named executive officer in the event of his involuntary termination without cause or resignation with good reason on March 31, 2014. These amounts include the effect of the SoftBank Merger on July 10, 2013, which was a change in control of Sprint. Amounts in the CIC column assume a qualifying termination in connection with a subsequent change in control occurring after July 24, 2013.

Without Cause or For Good Reason(1)
			Non-CIC ($)(2)	CIC ($)	Disability ($)	Death ($)
Hesse	Salary-based		2,400,000	2,400,000	1,200,000	—
	STI-based		5,391,781	5,391,781	591,781	591,781
	LTI-based(3)		48,315,311	62,313,241	60,652,201	60,652,201
	Benefits/Perquisites		55,336	55,336	10,168	—

		Total	56,162,428	70,160,358	62,454,150	61,243,982
Euteneuer	Salary-based		1,550,000	1,550,000	775,000	—
	STI-based		2,263,425	2,263,425	248,425	248,425
	LTI-based(3)		13,560,390	17,643,120	17,204,024	17,204,024
	Benefits/Perquisites		55,336	55,336	10,168	—

		Total	17,429,152	21,511,882	18,237,617	17,452,449
Draper	Salary-based		562,500	562,500	375,000	—
	STI-based		589,469	589,469	83,219	83,219
	LTI-based(3)		2,344,366	2,344,366	2,344,366	2,344,366
	Benefits/Perquisites		50,252	50,252	10,168	—

		Total	3,546,587	3,546,587	2,812,753	2,427,585
Elfman	Salary-based		1,300,000	1,300,000	650,000	—
	STI-based		1,825,342	1,825,342	200,342	200,342
	LTI-based(3)		9,771,972	13,563,072	13,155,340	13,155,340
	Benefits/Perquisites		49,513	49,513	7,257	—

		Total	12,946,828	16,737,928	14,012,939	13,355,682

Johnson	Salary-based		1,250,000	1,250,000	625,000	625,000
	STI-based		1,404,110	1,404,110	154,110	154,110
	LTI-based(3)		6,443,035	6,443,035	6,254,851	6,254,851
	Benefits/Perquisites		71,084	71,084	10,542	—

		Total	9,168,229	9,168,229	7,044,503	7,033,961

(1)

The CIC Severance Plan provides that if the payments and benefits provided to an executive under the CIC Severance Plan or any other plan or agreement would constitute an “excess parachute payment” for purposes of Section 280G of the Internal Revenue Code, the executive would either have his or her payments and benefits reduced to the highest amount that could be paid without triggering excise taxes under Section 4999 of the Internal Revenue Code; or, if greater, receive the after-tax amount of his or her payment and benefits taking into

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account the excise taxes and any other applicable federal, state and local taxes. Amounts do not take into account any possible reduction due to the effects of Section 280G of the Internal Revenue Code.

(2)	If Mr. Johnson’s termination was for good reason based on relocation, his salary-based benefit would have been $625,000, his STI-based benefit would have been $779,110, his LTI-based benefit would have been $6,443,035, and his benefits/perquisites would have been $10,542, for a total value of $7,857,687.

(3)	Includes performance units (payable in cash), stock options and RSUs. The value of options is based on the intrinsic value of the options, which is the difference between the exercise price of the option and the market price of our shares on March 31, 2014, multiplied by the number of options, and the value of RSUs is based on the market value of our stock on March 31, 2014, multiplied by the number of RSUs, as adjusted for performance prior to 2013, for performance-based RSUs.

Resignation for Good Reason or Involuntary Termination without Cause

If our named executive officers’ employment had been terminated either by them for good reason or by us without cause, they would have been entitled to:

•	a lump sum payment equal to their then-current base salary for their respective payment period, which is 24 months for each named executive officer (18 months for Mr. Draper and 12 months for Mr. Johnson if his termination was for good reason based on relocation);
•	a lump sum payment equal to their STIC target opportunity for their respective payment period and payment of their STIC plan award for the calendar year of their termination at their STIC target opportunity, prorated to their termination date for a March 31, 2014 termination;
•	a payment of their 2012 LTIC plan performance unit award payable at target and immediate vesting as of their termination date of:
¡	outstanding options with exercisability of such options vested through the 90th day (12 months for Mr. Johnson) after such vesting; and
¡	RSUs granted, prorated (except for Mr. Johnson) to their termination date for RSUs granted under the 2013 LTIC plan for a termination not following a change in control, with performance-based RSUs: under the 2012 LTIC plan payable at target and under the 2013 LTIC plan payable based on actual performance (at target for Mr. Johnson, or for terminations following a change in control); and
•	continued participation for the payment period at employee rates in our group health and life plans (and for Mr. Johnson, the long-term disability plan) and outplacement services in an amount not to exceed $35,000 (for Mr. Johnson: $50,000; zero if his termination was for good reason based on relocation), each for the duration of his payment period.

In addition, Mr. Hesse would have received his Sign-On RSU Award (as defined in his employment agreement) on the first business day of the seventh month following his termination and Mr. Draper would have received the remaining balance in his Restricted Cash Account, plus the prorated balance of his 2013 Restricted Cash Account (each as defined in that certain Agreement and Plan of Merger by and among Sprint Nextel Corporation, Collie Acquisition Corp, and Clearwire Corporation) less any prior payments received, with such proration based on the sum of 365 days plus the number of days worked during the vesting period, divided by the total number of days in the vesting period.

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Termination Disability Plan Benefits

If our named executive officers’ employment had terminated as a result of their disability, they would have been entitled to:

•	continuation of their base salary for 12 months, less (except for Mr. Johnson) any benefits paid under our Long-term Disability Plan, through periodic payment with the same frequency as our payroll schedule;
•	a payment of their 2014 STIC plan award prorated to the termination date and payable based on actual performance;
•	a payment of their 2012 LTIC plan performance unit award prorated to their termination date and payable at target, and immediate vesting of options granted with exercisability thereof for five years (12 months for Mr. Johnson) and of RSUs granted with performance-based RSUs payable at target; and
•	continued participation at employee rates in our group health and life plans for 12 months.

In addition, Mr. Hesse would have received his Sign-On RSU Award on the first business day of the seventh month following his termination and Mr. Draper would have received the remaining balance in his Restricted Cash Account, plus the prorated balance of his 2013 Restricted Cash Account (each as defined in that certain Agreement and Plan of Merger by and among Sprint Nextel Corporation, Collie Acquisition Corp, and Clearwire Corporation) less any prior payments received, with such proration based on the sum of 365 days plus the number of days worked during the vesting period, divided by the total number of days in the vesting period.

Termination as a Result of Death

Had our named executive officers’ employment terminated as a result of their death, their estates would have been entitled, as with respect to our employees generally, to a payment of their 2014 STIC plan award prorated to the termination date and payable based on actual performance; a payment of their 2012 LTIC plan performance unit award prorated to the termination date and payable at target; and immediate vesting of options granted with exercisability thereof for 12 months and of RSUs granted with performance-based RSUs payable at target.

Mr. Hesse’s estate also would have received his Sign-On RSU Award on the first business day of the seventh month following his death, Mr. Draper’s estate would have received the remaining balance in his Restricted Cash Account, plus the prorated balance of his 2013 Restricted Cash Account (each as defined in that certain Agreement and Plan of Merger by and among Sprint Nextel Corporation, Collie Acquisition Corp, and Clearwire Corporation) less any prior payments received, with such proration based on the sum of 365 days plus the number of days worked during the vesting period, divided by the total number of days in the vesting period, and Mr. Johnson’s estate also would have received continuation of his base salary for 12 months.

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Certain Relationships & Related Transactions

Certain Relationships and Related Transactions

SoftBank, through its wholly-owned subsidiaries, is the controlling stockholder of Sprint. Mr. Son is SoftBank’s controlling stockholder, chairman of the board and chief executive officer. Mr. Fisher is the founder of SoftBank Capital, a director and president of SoftBank Holdings, Inc. and a member of the board of directors of SoftBank. Mr. Claure is Chairman and CEO of Brightstar Corp. (“Brightstar”). Brightstar is a controlled affiliate of SoftBank. We refer to SoftBank, its controlled affiliates (other than Sprint) and Messrs. Claure, Fisher and Son as SoftBank Parties or each a SoftBank Party. We consider SoftBank, its controlled affiliates, as well as our directors and executive officers to be “related parties.”

Policy on Oversight of Related Party Transactions

Our board has adopted, and the Audit Committee has maintained, a written policy on the review and approval of transactions with related parties. The policy generally groups these transactions into three categories: (1) transactions requiring the approval by the Audit Committee; (2) transactions requiring the approval of our board, including approval of the majority of the independent directors; and (3) certain ordinary course transactions that are deemed pre-approved by our board.

Generally, our board deems pre-approved any transaction or series of transactions between SoftBank or its controlled affiliates that is entered into in the ordinary course of business and has substantially the same terms and conditions offered to or by third parties, or where the rates or charges involved are determined by competitive bid, as well as certain tri-party agreements. All ordinary course transactions deemed pre-approved by our board must be approved by the Related Party Transaction Committee, which is comprised of members of management.

Related Party Transactions during 2013 and the transition period ended March 31, 2014.

Transactions with Sprint’s Officers and Directors

We have entered into indemnity agreements with our officers and directors that provide, among other things, that we will indemnify each such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings in which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Sprint or its subsidiaries.

Transactions with SoftBank Parties - Approved by Sprint Nextel Corporation

So long as SoftBank remains our controlling stockholder, our governing documents confer SoftBank certain rights, including the right to appoint board members – see Election of Directors- Director Nomination Process.

In connection with the SoftBank Merger and other related transactions, SoftBank Parties and Sprint entered into certain agreements in addition to the Merger Agreement and the Bond Purchase Agreement. On November 30, 2012, Sprint Nextel and a SoftBank Party entered into an expense reimbursement agreement, as amended and restated on April 9, 2013, pursuant to which the parties agreed that the SoftBank Party will reimburse Sprint for certain out-of-pocket expenses of up to $5.5 million in the aggregate incurred in connection with certain audit services performed on behalf of Sprint Nextel, including converting Sprint Nextel’s financial statements to a presentation in conformity with the International Financial Reporting Standards and performing a valuation of Sprint Nextel’s assets to be acquired and

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liabilities to be assumed in connection with the preparation of pro forma financial statements. On April 8, 2013, Sprint Nextel and SoftBank Inc. entered into an expense reimbursement agreement, pursuant to which the parties agreed that SoftBank Inc. will reimburse Sprint Nextel for certain out-of-pocket expenses of up to $115,000 in the aggregate incurred in connection with certain audit services performed on behalf of Sprint Nextel, including reviewing its financial information to be included in an offering memorandum for the offering of SoftBank debt.

In connection with the Clearwire acquisition, on December 17, 2012, SoftBank Parties entered into a consent and agreement with Sprint Nextel, which permitted Sprint Nextel to enter into the agreements related thereto and provided SoftBank with certain rights to information and review of certain actions which might be taken by Sprint Nextel in connection with the Clearwire acquisition, and on January 30, 2013 and February 26, 2013, SoftBank Parties delivered consents to Sprint Nextel, which permitted Sprint Nextel to enter into amendments to the note purchase agreement related thereto. On May 20, 2013, a SoftBank Party delivered a consent to Sprint Nextel, which permitted Sprint Nextel to enter into an amendment to the Clearwire acquisition agreement.

In connection with an unsolicited proposal from DISH Networks, Inc. (“DISH”) prior to the close of the SoftBank Merger (the “DISH Proposal”), on April 26, 2013, a SoftBank Party delivered to Sprint Nextel a waiver under the Merger Agreement, which permitted Sprint Nextel to engage in discussions with DISH and its representatives solely for the purpose of clarifying, and obtaining further information regarding, the DISH Proposal in order to enable Sprint Nextel’s Special Committee of the board to determine whether the DISH Proposal was reasonably likely to lead to a superior offer (as defined in the Merger Agreement prior to the Merger Agreement amendment revising such definition). On May 20, 2013, a SoftBank Party delivered to Sprint Nextel a second waiver under the Merger Agreement, which permitted Sprint Nextel to engage in further discussions regarding the DISH Proposal, and otherwise take certain actions that would otherwise have been prohibited by the Merger Agreement.

Wholly-owned subsidiaries of Sprint and a SoftBank Party signed a Hubbing, Routing Agreement on February 28, 2013, with a total transaction value of approximately $0.2 million. The term of this agreement was seven months. This transaction was ratified by the Sprint Nextel board of directors.

In March and April of 2013, a SoftBank Party and Sprint entered into license agreements providing the SoftBank Party with use of a portion of Sprint’s facilities in Overland Park, Kansas, for approximately $0.13 million. These transactions were ratified by the Sprint Nextel board of directors.

A Sprint subsidiary and a SoftBank Party entered into two Traffic Termination Agreements, with a total transaction value of approximately $1.1 million. The agreements provide for the exchange of voice minutes between the U.S. and Japan. The term of the first agreement began October 1, 2012 and terminated on April 30, 2013 and the term of the second agreement ran from May 1, 2013 through November 30, 2013. These transactions were ratified by the Sprint Nextel board.

Transactions with SoftBank Parties outside the Ordinary Course of Business

Transactions with SoftBank Parties outside the ordinary course of business are reviewed by the Audit Committee and

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approved by our board, including a majority of our independent directors. The transactions that have been approved by our board are described below.

Sprint developed, owns, and operates a content delivery and device configuration platform known as Mobile ID. Sprint and a SoftBank subsidiary entered into wholesale agreement providing for Sprint to enable the Mobile ID platform for use by SoftBank and license those capabilities to SoftBank. The term of this agreement is for one year. The total value for this transaction is estimated to be $4.7 million.

Wholly-owned subsidiaries of Sprint and a SoftBank Party revised their International Roaming Agreement on May 21, 2013, which was originally entered into prior to SoftBank becoming a beneficial owner. The amendment provided lower rates to Sprint for Sprint subscribers roaming on SoftBank’s network. This amendment was ratified by Sprint Nextel’s Nominating and Corporate Governance Committee. Our board subsequently authorized an amendment to the International Roaming Agreement. Effective January 1, 2014, Sprint and a SoftBank subsidiary entered into a second amendment to the International Roaming Agreement. The term of the amendment is for one year, with automatic renewals for successive one year periods and may be terminated by either Party with 180 days’ notice. This amendment allows Sprint the ability to roam free of charge on SoftBank’s network. This transaction is estimated to save Sprint $3.1 million through December 2016. The Board has also authorized the parties to enter into other amendments to the International Roaming Agreement, under which Sprint would not charge SoftBank for SoftBank subscribers roaming on Sprint’s CDMA network. At this time, this transaction is expected to have little, if any, cost to Sprint in 2014 as SoftBank subscribers cannot roam on the Sprint network at this time.

Effective February 28, 2014, Sprint entered into an assignment agreement with a SoftBank Party and an unrelated third-party software vendor. The agreement provides that Sprint will assign a specified quantity of certain third-party software licenses to a SoftBank Party and is expected to result in: (1) payment by a SoftBank Party to a Sprint subsidiary an amount equal to 50-70% of the contract license price, with a maximum amount of approximately $2.9 million, and (2) SoftBank’s agreement to pay the corresponding ongoing annual support services fees for the transferred licenses, the maximum amount of such fees being approximately $0.9 million per year, thereby relieving Sprint of such corresponding ongoing support services fees into perpetuity due to the perpetual terms of the licenses.

Effective March 18, 2014, a SoftBank Party and a Sprint subsidiary entered into a sublease providing the Sprint party the right to occupy and use a floor of SoftBank’s leased offices at Two Circle Star Way in San Carlos, California for an executive briefing center and general office use. Over the five year initial sublease term, Sprint will pay approximately $8 million for rent, operating expenses and other services. SoftBank will provide an improvement allowance to Sprint of up to $5 million.

Effective June 16, 2014, Sprint and a SoftBank Party entered into an agreement whereby Sprint would provide IT services to SoftBank at its facilities in San Carlos. The total transaction value of this agreement is approximately $0.3 million.

Effective May 14, 2014, Sprint and a SoftBank Party have entered into a Joint Provisioning Capacity Agreement to identify and implement capacity in their respective networks to support current and near term transport requirements in the Asia/Pacific

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region and the United States. The total transaction value of this agreement is approximately $3.8 million.

Transactions with SoftBank Parties in the Ordinary Course Business and Certain Tri-Party Agreements

Sprint or its affiliates have also entered into various commercial arrangements with SoftBank Parties, including for international wireless roaming, wireless and wireline call termination and potential joint procurement activities (collectively, the “Commercial Agreements”). These Commercial Agreements, which include interconnection agreements, sale of data telecommunication services, master services agreements, international roaming agreements, traffic termination agreements and other commercial agreements, were entered into in arms-length transactions in the ordinary course of business and are typical for Sprint’s contractual arrangements with other U.S. carriers and in third-party dealings. The Commercial Agreements and related contract orders between Sprint or its affiliates and SoftBank Parties covered an aggregate of less than $40 million and $5.7 million in payments for services, fees and expenses between the parties during the fiscal year ended December 31, 2013 and the transition period March 31, 2014 respectively. Such transactions are generally deemed pre-approved under our related party transactions policy.

Since January 1, 2014, Sprint and SoftBank have entered into various roaming agreements with unrelated third parties. The aggregate value of such transactions to SoftBank is approximately $2.5 million dollars. These transactions are deemed pre-approved under Sprint’s related party transaction policy.

Transactions with Brightstar, a SoftBank Party

Sprint or its affiliates entered into various commercial agreements with Brightstar or its affiliates prior to Mr. Claure becoming a Sprint director on January 13, 2014 and prior to Brightstar becoming a controlled affiliate of SoftBank on January 29, 2014. These agreements were entered into in arms-length transactions in the ordinary course of business and are typical for Sprint’s contractual arrangements with unrelated third-parties. These transactions are valued at approximately $130 million and $13.3 million for the fiscal year ended December 31, 2013 and the transition period March 31, 2014 respectively.

Effective May 7, 2014, Sprint consented to an assignment of a Master Services Agreement and Statement of Work (collectively, the “MSA”) from an existing third party vendor to Brightstar. Pursuant to the MSA, Brightstar will provide device buyback and trade-in technology and related services to Sprint. The MSA has a total transaction value of approximately $48 million for 2014 which encompasses both fees and payments to Brightstar from Sprint and to Sprint from Brightstar. The term of the MSA expires on December 31, 2014.

Transactions with SoftBank Product Group (a subsidiary of Brightstar)

Effective September 1, 2013, Sprint entered into an agreement with the SoftBank Product Group (“SBPG”) (f/k/a Buying and Innovation Group). The agreement provides for reimbursement to Sprint by SBPG for compensation, benefits, travel and related expenses for Sprint employees providing services to SBPG, with a transaction value for 2013 of approximately $0.6 million and for the fiscal year ended March 31, 2014 of approximately $0.2 million. The term of the agreement is for one year, but may be extended as necessary.

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Effective March 1, 2014, the Company, SoftBank, and other related parties entered into agreements with SBPG. Under these agreements SBPG may procure mobile devices and accessories on their behalf. The total annual volume of transactions to be processed by SBPG on Company’s behalf is estimated at $6.6 billion for 2014. In connection with the transactions, Sprint initially anticipates paying SBPG an initial annual service fee of approximately $9.05 million for device services. For accessory services, Sprint will pay compensate SBPG by paying an agreed upon percentage increase above SBPG’s cost of acquiring the accessory. The percentage increase payable to SBPG varies based on accessory type and may be increased or decreased so that the total amount paid to SBPG for accessory services is equal to one half of the estimated net savings attributable to SBPG’s efforts. The total accessory fees paid to SBPG are further limited to not more than certain costs related to the operation of SBPG’s accessories business unit plus an agreed upon percentage of overhead. Other than these service fees, the estimated value of the transactions to SBPG is nominal as the agreements are primarily structured to enable SBPG to deliver savings and benefits to the Company and other participants in the arrangement (including SoftBank and Brightstar). Prior to entering into these agreements, as part of the set-up and testing of the program these services were generally provided to Company without charge.

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Security Ownership

Security Ownership

Security Ownership of Certain Beneficial Owners

The following table provides information about the only known beneficial owners of five percent or more of our common stock. For purposes of the table below, beneficial ownership is determined based on Rule 13d-3 of the Securities Exchange Act of 1934, which states that a beneficial owner is any person who directly or indirectly has or shares voting and/or investment or dispositive power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

SOFTBANK CORP.
1-9-1 Higashi-Shimbashi, Minato-ku,	3,205,665,088 (2)	81.2%
Tokyo, 105-7303 Japan

(1)	The ownership percentages set forth in this column are based on Sprint’s outstanding shares on June 9, 2014 plus shares of Sprint common stock issuable upon exercise of a warrant to SoftBank, dated July 10, 2013, and assumes that SoftBank continued to own the number of shares reflected in the table above on June 9, 2014.

(2)	According to a Schedule 13D filed with the SEC on September 18, 2013, by SoftBank Corp. According to the Schedule 13D, SoftBank is the beneficial owner of, and has sole voting power and sole dispositive power with respect to, all of the shares.

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Security Ownership of Directors and Executive Officers

The following table states the number of shares of our common stock beneficially owned as of June 9, 2014 by each director, named executive officer, and all directors and executive officers as a group. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the shares owned.

Name of Beneficial Owner	Shares Owned	Shares Covered by Exercisable Options and RSUs to be Delivered (1)	Percentage of Common Stock
Robert R. Bennett	56,553	—	*
Gordon M. Bethune	109,440	—	*
Marcelo Claure	—	13,480	*
Brandon Draper	—	—	*
Steven L. Elfman	127,323	2,729,284	*
Joseph J. Euteneuer	188,409	835,251	*
Ronald D. Fisher	—	71,736	*
Daniel R. Hesse	1,749,717	9,459,089	*
Frank Ianna	48,649	—	*
Robert L. Johnson	—	97,196	*
Adm. Michael G. Mullen	—	15,782	*
Masayoshi Son	—	—	*
Sara Martinez Tucker	—	17,214	*
Directors and Executive Officers as a group (20 persons)	2,308,248	13,503,262	*

*Indicates ownership of less than 1%.

(1)	Represents shares that may be acquired upon the exercise of stock options exercisable, and shares of stock that underlie restricted stock units to be delivered, on or within 60 days after June 9, 2014 under our equity-based incentive plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE initial reports of beneficial ownership and reports of changes in beneficial ownership of our shares and other equity securities. These people are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file, and we make these reports available at www.sprint.com/investors/sec.

To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required, during the three month transition period ended March 31, 2014, all Section 16(a) filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of our equity securities were met.

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Proposal 2 – Ratification of the Selection of the

Independent Registered Public Accounting Firm

Proposal 2. Ratification of the Selection of the Independent Registered Public Accounting Firm

(Item 2 on Proxy Card)

Our Audit Committee has voted to appoint Deloitte & Touche LLP as our independent registered public accounting firm to audit the consolidated financial statements and the effectiveness of internal control over financial reporting for our company and our subsidiaries for the year ending March 31, 2015. Our stockholders are asked to ratify that appointment at the annual meeting. In keeping with good corporate governance, the Audit Committee will periodically assess the suitability of our incumbent independent registered public accounting firm taking into account all relevant facts and circumstances, including the possible consideration of the qualifications of other accounting firms.

Deloitte has served as the independent registered accounting firm of Sprint Corporation (formerly known as Starburst II, Inc) since its formation in 2012. Prior to the completion of the SoftBank Merger on July 10, 2013, KPMG LLP served as the independent registered accounting firm of Sprint Nextel Corporation.

Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement and to respond to appropriate questions. If the appointment of Deloitte is not ratified at the meeting, the Audit Committee will consider the selection of another accounting firm.

The following table provides the fees billed for professional services rendered by Deloitte for the three-month transition period ended March 31, 2014 and by Deloitte and KPMG for the fiscal year ended December 31, 2013. The Audit Committee determined that the non-audit services rendered by Deloitte in 2013 were compatible with maintaining its independence as auditors of our consolidated financial statements.

	Deloitte		KMPG

	Three-month transition period ended March 31, 2014	January 1, 2013 - December 31, 2013	January 1, 2013 – July 10, 2013

Audit Fees	$5.0 million (1)	$9.1 million (1)	$9.7 million (2)

Audit-Related Fees	$0.0 million (3)	$1.1 million (3)	$3.6 million (4)

Tax Fees	$0.0 million	$0.1 million	$0.8 million

All Other Fees	$5.6 million (5)	$13.6 million (6)	$0.2 million

(1)	For professional services rendered for the audit of our consolidated financial statements, the audit of the effectiveness of internal control over financial reporting, the review of the consolidated financial statements, and the audits of certain subsidiaries for statutory reporting purposes.

(2)	For professional services rendered for the audit of Sprint Nextel Corporation’s consolidated financial statements, the audit of the effectiveness of internal control over financial reporting, the review of the consolidated financial statements, and the audits of certain subsidiaries for statutory reporting purposes.

(3)	For professional audit-related services rendered to us, generally related to other attestation services including registration statements and other offering related services.

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Proposal 2 – Ratification of the Selection of the

Independent Registered Public Accounting Firm

(4)	For professional audit-related services rendered to Sprint Nextel Corporation, generally related to other attestation services including registration statements and other offering related services.

(5)	All other fees include approximately $3.3 million and $1.3 million for management advisory services for the periods from January 1, 2013 through December 31, 2013 and January 1, 2014 through March 31, 2014, respectively, and approximately $10.3 million and $4.3 million billed to us by Deloitte for the periods from January 1, 2013 through December 31, 2013 and January 1, 2014 through March 31, 2014, respectively, for amounts paid by Sprint directly related to Deloitte providing subcontractor services to an independent third party administrator that oversees the Federal Communications Commission 800 MHz Band Reconfiguration Order.

(6)	All other fees included non-audit services of approximately $13.6 million which included approximately $3.3 million for management advisory services and approximately $10.3 million billed to us by Deloitte in 2013 for amounts billed to and paid by Sprint directly related to Deloitte providing subcontractor services to an independent third-party administrator that oversees the FCC 800 MHz Band Reconfiguration.

The Audit Committee has adopted policies and procedures concerning our independent registered public accounting firm, including the pre-approval of services to be provided. Our Audit Committee pre-approved all of the services described above. The Audit Committee is responsible for the pre-approval of all audit, audit-related, tax and non-audit services; however, pre-approval authority may be delegated to one or more members of the Audit Committee. The details of any services approved under this delegation must be reported to the full Audit Committee at its next regular meeting. Our independent registered public accounting firm is generally prohibited from providing certain non-audit services under our policy, which is more restrictive than the SEC rules related to non-audit services. Any permissible non-audit service engagement must be specifically approved in advance by the Audit Committee. We provide quarterly reporting to the Audit Committee regarding all audit, audit-related, tax and non-audit services provided by our independent registered public accounting firm.

Our Board of Directors recommends that you vote “FOR” Proposal 2.

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Proposal 3 – Advisory Approval of the

Company’s Executive Compensation

Proposal 3. Advisory Approval of the Company’s Named Executive Officer Compensation

(Item 3 on Proxy Card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act require that we permit our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the “Executive Compensation—Compensation Discussion and Analysis” and accompanying Executive Compensation Tables and related narrative disclosure beginning on page 25. At our 2011 Annual Meeting, Sprint Nextel stockholders approved, on an advisory basis, that an advisory vote on executive compensation should be held annually. Based on such result, our board determined that the advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future advisory votes on executive compensation, which will be no later than the Company’s 2017 annual meeting of stockholders. The next stockholder advisory vote on executive compensation will be held in connection with the 2015 annual meeting of stockholders.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who can contribute to our success. We believe our incentive compensation must strike a balance between rewarding achievement of our short-term objectives and rewarding long-term stockholder return and must be highly sensitive to the degree to which those results are realized. Please read the “Executive Compensation—Compensation Discussion and Analysis” for additional details about our executive compensation programs.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2014 Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on Sprint, the Compensation Committee or our board of directors. Our board of directors and our Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Our Board of Directors recommends that you vote “FOR” Proposal 3.

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Proposal 4 - Stockholder Proposal Concerning

Executives Retaining Significant Stock

Proposal 4. Stockholder Proposal Concerning Executives Retaining Significant Stock

Kenneth Steiner of Great Neck, New York, who owns no less than 500 shares of the Company’s stock, has given notice of its intention to introduce the following resolution at the annual meeting. The stockholder proposal and the supporting statement appear as received by us and we are not responsible for its contents. Following the stockholder proposal is our response.

(Item 4 on Proxy Card)

Proposal 4 – Executives To Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company’s next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and determined by our executive pay committee. Shareholders recommend that the committee adopt a share retention percentage requirement of 50% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors would be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate our Company’s existing contractual obligations or the terms of any pay or benefit plan currently in effect.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

Please vote to protect shareholder value:

Executives To Retain Significant Stock – Proposal 4

Our Response to the Stockholder Proposal

The Board recommends a vote against this proposal because we believe Sprint’s current executive compensation program and governance practices already adequately encourage executives to focus on the Company’s long-term performance. In addition, the proposal, if adopted, would undermine our ability to attract and retain executives.

We agree that senior executives should have a significant stake in the Company to align their interests with our long-term success. To that end, under our compensation program, we typically grant equity awards annually with three- or four-year vesting periods, so at any particular time our executives hold unvested equity awards that provide proper incentives for them to build long-term stockholder value.

Further, our Board has established share ownership guidelines requiring our CEO to own a number of shares with a market value equal to at least five times his base salary and each of our other named executive officers to own a number of shares equal to at least three times their respective base salaries.

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Proposal 4 - Stockholder Proposal Concerning

Executives Retaining Significant Stock

Each of our named executive officers who has been with the company for at least five years met these guidelines at December 31, 2013.

Contrary to the proponent’s suggestion, requiring holding periods for future equity awards in addition to satisfying these guidelines, which we believe sufficiently retain their effectiveness over time, is unnecessary. Rather, taken together, our existing practices and policies strike an important balance between ensuring that our executives have a significant equity stake in Sprint’s future, while allowing them to prudently manage their personal financial affairs during their employment.

The policy called for under the proposal would place Sprint at a competitive disadvantage in recruiting and retaining executives. According to a recent survey report by Towers Watson, approximately 37 percent of companies have retention requirements in their equity plans, but of those only eight percent require that the retention period be to retirement. We also believe requiring executives to retain shares until reaching a minimum retirement age of 60, regardless of their age at employment termination as called for under the proposal, would further make Sprint an outlier and place us at a competitive disadvantage.

Our Board of Directors recommends that you vote “AGAINST” adoption of Proposal 4.

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Proposal 5– Stockholder Proposal Concerning

Political Contributions

Proposal 5. Stockholder Proposal Concerning Political Contributions

(Item 5 on Proxy Card)

The New York City Fire Department Pension Fund, the New York City Teachers’ Retirement Systems, the New York Police Pension Fund, and the New York City Board of Education Retirement System, who own 34,087, 772,001, 143,970, and 53,484 shares respectively, have given notice of their intention to introduce the following resolution at the annual meeting. The stockholder proposal and the supporting statement appear as received by us and we are not responsible for its contents. Following the stockholder proposal is our response.

Resolved, the shareholders of Sprint Nextel (the “Company”) hereby request the Company to prepare and semiannually update a report, which shall be presented to the pertinent board of directors committee and posted on the Company’s website, that discloses the Company’s–

(a) Policies and procedures for making political contributions and expenditures (both direct and indirect) with corporate funds, including the board’s role (if any) in that process, and

(b) Monetary and non-monetary political contributions or expenditures that could not be deducted as an “ordinary and necessary” business expense under section 162(e) of the Internal Revenue Code; this would include (but not be limited to) contributions to or expenditures on behalf of political candidates, political parties, political committees and other entities organized and operating under sections 501(c)(4) of the Internal Revenue Code, as well as the portion of any dues or payments that are made to any tax-exempt organization (such as a trade association) and that are used for an expenditure or contribution that, if made directly by the Company, would not be deductible under section 162(e) of the Internal Revenue Code.

The report shall identify all recipients and the amount paid to each recipient from Company funds.

Stockholder Supporting Statement

As long-term Sprint Nextel shareholders, we support transparency and accountability in corporate spending on political activities. Disclosure is consistent with public policy and in the best interest of the Company and its shareholders. Indeed, the Supreme Court’s 2010 Citizens United decision – which liberalized rules for corporate participation in election-related activities – recognized the importance of disclosure to shareholders. The Court said: “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

Sprint Nextel contributed at least $4.7 million in corporate funds since the 2004 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org)

We note that our Company discloses its contributions to state-level candidates and candidate committees on its website. We believe this is deficient because the Company will not disclose:

•	ballot measure payments;

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Proposal 5– Stockholder Proposal Concerning

Political Contributions

•	independent expenditures; and
•	payments to third-party organizations such as trade associations, super PACs, and groups organized under the sections 527 and 501(c)4 of the I.R.S. tax codes, if any.

Relying on publicly available data does not provide a complete picture of the Company’s political spending. Information on indirect political engagement through trade associations and 501(c)4 groups cannot be obtained by shareholders unless the Company discloses it. This proposal asks the Company to disclose all of its political spending, direct and indirect. This would bring our Company in line with a growing number of leading companies, including Exelon, Merck and Microsoft, which support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Our Response to the Stockholder Proposal

Sprint shares the proponent’s support for transparency and accountability in corporate spending on political activities. To that end, we have been responsive to input from our stockholders by publishing earlier this year a report on our 2013 political contributions. The report, available on our website at http://www.sprint.com/responsibility/gov-ethics-policy/contributions.html, not only lists our contributions to political candidates during 2013, it also describes the processes and oversight used in connection with such contributions. We intend to publish this report annually. The information contained in or accessible though our website is not part of this Proxy Statement.

While agreeing with the policy espoused by the proposal, we take issue with its overly prescriptive nature. For example, the proposal calls for us to identify the persons responsible for political contributions. We believe our published report’s description of the process and oversight provided by the Nominating Committee is an appropriate best practice followed by many other companies.

Government policies and regulation have a significant impact on our business. It is important that we be able to advocate effectively for public policies that support our business objectives, our ability to compete fairly in the marketplace, and candidates who share our public policy views. We believe our level of transparency has been equal to, or in excess of, that of our competitors. Parties with interests adverse to us, sometimes with significantly more resources than us to expend on political advocacy, also participate in the political process to their business advantage. Any unilateral expanded disclosure could benefit those parties while harming our interests and the interests of our stockholders.

Our Board of Directors recommends that you vote “AGAINST” Proposal 5.

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General Information

General Information

Information Regarding Solicitation

Mailing Date: On or about June 27, 2014, we mailed to our stockholders entitled to vote at the meeting the Notice or, for stockholders who have already requested to receive printed materials, this proxy statement, the accompanying proxy card and the Form 10-K for the transition period ended March 31, 2014.

Address of Principal Executive Offices: 6200 Sprint Parkway, Overland Park, Kansas 66251.

Solicitation: These proxy materials are delivered in connection with the solicitation by our board of directors of proxies to be voted at our annual meeting of stockholders.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to:

•	elect the nine directors named herein (Item 1 on the proxy card);
•	ratify the selection of the independent registered public accounting firm (Item 2 on the proxy card);
•	approve, on an advisory basis, our executive compensation (Item 3 on the proxy card);
•	vote on a stockholder proposal concerning executive compensation, if presented at the meeting (Item 4 on the proxy card);
•	vote on a stockholder proposal concerning political contributions, if presented at the meeting (Item 5 on the proxy card); and
•	take action on any other business that properly comes before the meeting and any adjournment or postponement of the meeting.

Record Date; Stockholders Entitled to Vote

The close of business on June 9, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2014 annual meeting or any adjournments or postponements of the 2014 annual meeting.

As of the record date, we had 3,944,772,872 shares of our common stock outstanding of which 819,763 are not entitled to vote. These shares represent shares originally issued by Sprint Nextel Corporation that have not been exchanged for Sprint Corporation shares. Each share of our common stock entitles the record holder to one vote on each matter presented at the 2014 annual meeting.

A complete list of stockholders entitled to vote at the 2014 annual meeting will be available for examination by any stockholder at our Principal Executive Offices for purposes pertaining to the 2014 annual meeting during normal business hours for a period of ten days before the annual meeting and at www.virtualshareholdermeeting.com/SprintCorp14 during the annual meeting.

“Street Name” and Broker Non-Votes

You are a “record holder” if you hold our shares directly in your name through our transfer agent, Computershare Trust Company, N.A., as a stockholder of record. If you hold our shares through a broker, bank, financial institution, trust, or other nominee, then you are a holder of our shares in “street name.” If you hold your shares in “street name,” you must instruct the broker or other nominee about how to vote your shares.

A broker “non-vote” occurs when a stockholder holding in “street name” fails to provide voting instructions to his or her broker or other nominee. Under the rules of the NYSE, if you do not provide such instructions, the firm that holds your shares will have discretionary authority to vote your shares with respect to “routine” matters. Of the five items to be considered at our annual meeting, only the appointment of Deloitte (Item 2) is considered “routine.” Those non-routine items for which a stockholder’s broker or other nominee does not have discretion to vote are treated as broker “non-votes.”

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General Information

Voting Standards

	Election of Directors	Auditor Ratification	Advisory Approval of Executive Compensation	Stockholder Proposals
Voting Standard	Plurality, which means directors receiving the highest number of votes “FOR” will be elected	Majority of shares present and entitled to vote	Majority of shares present and entitled to vote	Majority of shares present and entitled to vote
Broker Non-Votes	Not counted as entitled to vote and therefore no effect	Not applicable	Not counted as entitled to vote and therefore no effect	Not counted as entitled to vote and therefore no effect
Treatment of Abstentions	Not applicable	Will be treated as a vote “AGAINST”	Will be treated as a vote “AGAINST”	Will be treated as a vote “AGAINST”
Uninstructed Proxy	Will be voted “FOR” this item.	Will be voted “FOR” this item.	Will be voted “FOR” this item.	Will be voted “AGAINST” these items.
Board Recommendation	“FOR”	“FOR”	“FOR”	“AGAINST”

We do not intend to bring any other matters before the meeting, and we do not know of any matters to be brought before the meeting by others. Should any matter not described above be properly presented at the meeting, the persons named in the proxy card will vote in accordance with their judgment as permitted.

Quorum

In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker “non-votes” as present and entitled to vote for purposes of determining a quorum.

Voting of Proxies

Giving a proxy means that you authorize the persons named in the proxy card to vote your shares at the 2014 annual meeting in the manner directed. You may vote by proxy or, if you attend the annual meeting via the Internet, by following the instructions at www.virtualshareholdermeeting.com/SprintCorp14. To vote by proxy, you may use one of the following methods if you are a record holder:

•	By Internet — You can vote over the Internet at www.proxyvote.com by entering the control number found on your Notice or proxy card;

•	By Telephone — You can vote by telephone by calling 1-800-690-6903 and entering the control number found on your Notice or proxy card; or

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•	By Mail — If you received your proxy materials by mail, you can vote by signing, dating and mailing the proxy card in the pre-paid enclosed envelope. Your proxy card must be received before the voting polls close at the annual meeting.

We request that you vote as soon as possible. When the proxy is properly submitted, the shares of stock represented by the proxy will be voted at the 2014 annual meeting in accordance with the instructions contained in the proxy.

If your shares are held in “street name” by a broker or other nominee, you should review the voting form used by that firm to determine whether you may provide voting instructions to the broker or other nominee by telephone or the Internet.

The deadline for voting by phone or via the Internet, except with respect to shares acquired through participation in our 401(k) plan, is 11:59 p.m. Eastern on August 5, 2014.

Your vote is important. Accordingly, you should vote via the Internet or by telephone; sign, date and return the enclosed proxy card if you received it by mail; or provide instructions to your broker or other nominee whether or not you plan to attend the annual meeting online.

Revocability of Proxies and Changes to a Stockholder’s Vote

You have the power to revoke your proxy or change your vote at any time before the proxy is voted at the annual meeting. You can revoke your proxy or change your vote in one of four ways:

•	by sending a signed notice of revocation to our corporate secretary to revoke your proxy;

•	by sending to our corporate secretary a completed proxy card bearing a later date than your original proxy indicating the change in your vote;

•	by logging on to www.proxyvote.com in the same manner you would to submit your proxy electronically or calling 1-800-690-6903, and, in each case, following the instructions to revoke or change your vote; or

•	by attending the annual meeting online and voting, which will automatically cancel any proxy previously given. But attendance alone will not revoke any proxy that you have given previously.

If you choose any of the first three methods, you must take the described action no later than the beginning of the 2014 annual meeting. Once voting on a particular matter is completed at the annual meeting, you will not be able to revoke your proxy or change your vote. If your shares are held in street name by a broker or other nominee, you must contact that institution to change your vote.

Solicitation of Proxies

This solicitation is made on behalf of our board, and we will pay the cost and expenses of printing and mailing this proxy statement and soliciting and obtaining the proxies, including the cost of reimbursing brokers, banks, and other financial institutions for forwarding proxy materials to their customers. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, email, personal interviews or other methods of communication.

Voting by Our Employees Participating in Sprint’s 401(k) Plan

If you are an employee of Sprint who has a right to vote shares acquired through your participation in our 401(k) plan, you are entitled to instruct the trustee, Fidelity Management Trust Company, how to vote

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General Information

the shares allocated to your account. The trustee will vote those shares as you instruct. You will receive voting information for any shares held in your 401(k) plan account, as well as any other shares registered in your own name.

If you do not instruct the trustee how to vote your shares, the 401(k) plan provides for the trustee to vote those shares in the same proportion as the shares for which it receives instructions from all other participants. To allow sufficient time for the trustee to vote, your voting instructions must be received by the trustee by August 1, 2014.

Delivery of Proxy Materials to Households Where Two or More Stockholders Reside

SEC rules allow us to deliver multiple Notices in a single envelope or a single copy of an annual report and proxy statement to any household where two or more stockholders reside if we believe the stockholders are members of the same family. This rule benefits stockholders by reducing the volume of duplicate information they receive at their households. It also benefits us by reducing our printing and mailing costs and reducing the environmental impact associated with our annual meeting.

We mailed Notices in a single envelope, or a single set of proxy materials, as applicable, to each household this year unless the stockholders in these households provided instructions to the contrary in response to a notice previously mailed to them. However, for stockholders who previously requested a printed set of the proxy materials, we mailed each stockholder in a single household a separate proxy card or voting instruction form. If you prefer to receive your own copy of the proxy materials for this or future annual meetings and you are a record holder, you may request a duplicate set by writing to shareholder relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B424, Overland

Park, Kansas 66251, by email at shareholder.relations@sprint.com or by calling 913-794-1091, and we will promptly furnish such materials. If a broker or other nominee holds your shares, you may instruct your broker to send duplicate mailings by following the instructions on your voting instruction form or by contacting your broker.

If you share a household address with another stockholders, and you receive duplicate mailings of the proxy materials this year, you may request that your household receive a single set of proxy materials in the future. If you are a record holder, please contact Sprint Shareholder Relations using one of the contact methods described above. If a broker or other nominee holds your shares, you should follow the instructions on your voting instruction form or contact your broker.

If you hold some shares as a record holder or through our 401(k) plan, and other shares in the name of a broker or other nominee, we must send you proxy materials for each account. To avoid receiving duplicate sets of proxy materials, you may consolidate accounts or consent to electronic delivery as described in the following section.

Internet Availability of the Proxy Materials

We are able to distribute the annual report and proxy statement to stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder’s address, eliminates the cost of sending these documents by mail and reduces the environmental impact associated with our annual meeting. You may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. Alternatively, you may elect to receive all future annual reports and proxy statements by mail instead of viewing them via the Internet. To make an election, please

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log on to www.proxyvote.com and enter your control number.

If you have enrolled for electronic delivery, you will receive an email notice of stockholder meetings. The email will provide links to our annual report and our proxy statement. These documents are in PDF format so you will need Adobe Acrobat® Reader to view these documents online, which you can download for free by visiting www.adobe.com. The email will also provide a link to a voting web site and a control number to use to vote via the Internet.

Attending the Meeting

Anyone can view the annual meeting live via the internet at www.virtualshareholdermeeting.com/SprintCorp14

We encourage you to access the meeting prior to the start time.

Webcast starts at 1:00 p.m. Pacific time.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted on the meeting website.

Stockholders may vote and submit questions while attending the meeting on the Internet.

The webcast will be available for replay until midnight on August 16, 2014.

Proposals Submitted Pursuant to Rule 14a-8

You may submit proposals for consideration at future stockholder meetings. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The deadline for submitting stockholder proposals to be included in the proxy statement for our 2015 annual meeting of stockholders is February 27, 2015. If you intend to submit a proposal, it must be received by our Corporate Secretary at our Principal Executive Offices, no later than that date.

Proposals or Nominations Not Submitted Pursuant to Rule 14a-8

For a stockholders proposal or nomination that is not intended to be included in our proxy statement for the 2015 annual meeting under Rule 14a-8, the stockholder must provide the information required by our bylaws and give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary not earlier than the close of business on April 8, 2015; and no later than the close of business on May 8, 2015. If the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of this year’s meeting, notice will be timely if received, no earlier than the close of business 120 days and no later than the close of business 90 days in advance of such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made.

Availability of Sprint’s Bylaws

Our bylaws, which contain provisions regarding the requirements for making stockholder proposals and nominating director candidates, are available on our website at www.sprint.com/ governance.

Form 10-K

Upon written request to the Corporate Secretary at our Principal Executive Offices, we will provide without charge a copy of our transition report on Form 10-K, including the financial statements and financial statement schedules, filed with the SEC for the three-month transition period ended March 31, 2014.

Litigation

In March 2009, a stockholder brought suit, Bennett v. Sprint Nextel Corp., in the U.S. District Court for the District of Kansas, alleging that Sprint Communications and three of its former officers violated

Notice of Annual Meeting and Proxy Statement | 75

General Information

Section 10(b) of the Exchange Act and Rule 10b-5 by failing adequately to disclose certain alleged operational difficulties subsequent to the Sprint-Nextel merger, and by purportedly issuing false and misleading statements regarding the write-down of goodwill. The plaintiff seeks class action status for purchasers of Sprint Communications common stock from October 26, 2006 to February 27, 2008. On January 6, 2011, the Court denied the motion to dismiss. Subsequently, our motion to certify the January 6, 2011 order for an interlocutory appeal was denied, and discovery is continuing. The plaintiff moved to certify a class of bondholders as well as owners of common stock, and Sprint Communications has opposed that motion. Sprint Communications believes the complaint is without merit and intends to continue to defend the matter vigorously. We do not expect the resolution of this matter to have a material adverse effect on our financial position or results of operations.

In addition, five related stockholder derivative suits were filed against Sprint Communications and certain of its present and/or former officers and directors. The first, Murphy v. Forsee, filed in state court in Kansas on April 8, 2009, was removed to federal court, and was stayed by the court pending resolution of the motion to dismiss the Bennett case; the second, Randolph v. Forsee, filed on July 15, 2010 in state court in Kansas, was removed to federal court, and was remanded back to state court; the third, Ross-Williams v. Bennett, et al., filed in state court in Kansas on February 1, 2011; the fourth, Price v. Forsee, et al., filed in state court in Kansas on April 15, 2011; and the fifth, Hartleib v. Forsee, et. al., filed in federal court in Kansas on July 14, 2011. These cases are essentially stayed while the Bennett case is in the discovery phase. We do not expect the resolution of these matters to have a material adverse effect on our financial position or results of operations.

Sprint Communications, Inc. has received a complaint purporting to assert claims on behalf of Sprint Communications, Inc. stockholders, alleging that members of the board of directors breached their fiduciary duties in agreeing to the SoftBank Merger, and otherwise challenging that transaction. There were initially five cases consolidated in state court in Johnson County, Kansas: UFCW Local 23 and Employers Pension Fund, et al. v. Bennett, et al., filed on October 25, 2012; Iron Workers Mid-South Pension Fund, et al. v. Hesse, et al., filed on October 25, 2012; City of Dearborn Heights Act 345 Police and Fire Retirement System v. Sprint Nextel Corp., et al., filed on October 29, 2012; Testani, et al. v. Sprint Nextel Corp., et al., filed on November 1, 2012; and Patten, et al. v. Sprint Nextel Corp., et al., filed on November 1, 2012. There are two cases filed in federal court in the District of Kansas, entitled Gerbino, et al. v. Sprint Nextel Corp., et al., filed on November 15, 2012, and Steinberg, et al. v. Bennett, et al., filed on May 16, 2013 (and now consolidated with Gerbino); those cases are stayed pending the resolution of the state cases. Plaintiffs in the state cases have indicated that they do not intend to challenge the transaction as completed. The Company intends to defend these cases vigorously, and we do not expect the resolution of these matters to have a material effect on our financial position or results of operations.

76 | Notice of Annual Meeting and Proxy Statement

SPRINT CORPORATION 6200 SPRINT PARKWAY OVERLAND PARK, KS 66251

SPRINT CORPORATION

YOUR VOTE IS IMPORTANT

Please take a moment now to vote the shares of Sprint Corporation common stock for the Wednesday, August 6, 2014, Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF FOUR WAYS:

1. Vote by Telephone—Please call toll-free at 1-800-690-6903 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on this proxy card.

OR

2. Vote by Internet—Please access www.proxyvote.com or scan the QR Barcode above and follow the on-screen instructions. Have this proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time on August 5, 2014 (August 1, 2014 for shares held through our 401(k) plan). Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you had executed a proxy card.

OR

3. Vote by Mail—Please complete, sign, date and return the proxy card in the envelope provided to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to arrive no later than the closing of the polls on August 6, 2014.

OR

4. During The Meeting - Go to www.virtualshareholdermeeting.com/SprintCorp14

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M76039-P53584                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPRINT CORPORATION				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR” the following proposals:
1.	Election of Directors
	Nominees:			☐	☐	☐
	01)	Robert R. Bennett	06) Frank Ianna
	02)	Gordon M. Bethune	07) Adm. Michael G. Mullen
	03)	Marcelo Claure	08) Masayoshi Son
	04)	Ronald D. Fisher	09) Sara Martinez Tucker
	05)	Daniel R. Hesse							For	Against	Abstain
2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Sprint Corporation for the year ending March 31, 2015.								☐	☐	☐
3.	Advisory approval of the Company’s named executive officer compensation.								☐	☐	☐
The Board of Directors recommends you vote “AGAINST” the following proposals:
4.	To vote on a stockholder proposal concerning executives retaining significant stock.								☐	☐	☐
5.	To vote on a stockholder proposal concerning political contributions.								☐	☐	☐

NOTE: The proxy holder(s) will vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or other entity, please sign in full corporate or entity name as an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Transition Report on Form 10-K are available at www.proxyvote.com.

M76040-P53584

SPRINT CORPORATION

6200 SPRINT PARKWAY

OVERLAND PARK, KANSAS 66251

ANNUAL MEETING OF STOCKHOLDERS - August 6, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles R. Wunsch and Timothy P. O’Grady, and each of them, with full power of substitution, as proxies, to vote all the shares of stock of Sprint Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. Pacific time, on August 6, 2014, and any adjournment or postponement thereof, upon the matters set forth, and in their discretion upon such other matters as may properly come before the meeting.

This Proxy, if signed and returned, will be voted as indicated. If this card is signed and returned without indication as to how to vote, the shares will be voted FOR items 1 through 3 and AGAINST items 4 and 5. Any one of said proxies, or any substitutes, who shall be present and act at the meeting shall have all the powers of said proxies hereunder.

Continued and to be signed on reverse side